United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-7141

(Investment Company Act File Number)

Federated Hermes World Investment Series, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/21

Date of Reporting Period: 11/30/21

Item 1.	Reports to Stockholders

Annual Shareholder Report
November 30, 2021

Share Class | Ticker	A | FGFAX	B | FGFBX	C | FGFCX
	R | FGFRX	Institutional | FGFLX	R6 | FGRSX

Federated Hermes International Leaders Fund
Fund Established 1998

A Portfolio of Federated Hermes World Investment Series, Inc.
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2020 through November 30, 2021. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedInvestors.com offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes International Leaders Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2021, was 4.67%, 3.79%, 3.83%, 4.45%, 4.94% and 4.99% for Class A, B, C, R, Institutional Shares and Class R6 Shares, respectively. The total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE),1 the Fund’s broad-based securities market index, was 10.77% for the same period. The total return of Morningstar Foreign Large Blend Funds Average (MFLBFA),2 a peer group average for the Fund, was 10.59% for the same period. The Fund’s and MFLBFA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and expenses which were not reflected in the total return of the MSCI EAFE.
During the reporting period, the most significant factor affecting the Fund’s performance relative to the MSCI EAFE was security selection.
The following discussion will focus on the performance of the Fund’s Class R6 Shares relative to the MSCI EAFE.
MARKET OVERVIEW
Global equity markets3 were positive during the reporting period including the major indices MSCI EAFE and MSCI Emerging Markets Index,4 which rose 10.77% and 2.70%, respectively. Performance varied widely following an uneven recovery from the Covid-19 pandemic.
The approval of Covid-19 vaccines provided much needed relief and hope that the end of the pandemic was nearing as we entered its second year. Early on, global economies struggled to stabilize as new waves of infections led to the resumption of tighter restrictions. Vaccine rollouts varied by country, with the eurozone lagging behind the U.S. and the U.K., resulting in hotspots such as in France and Italy. China ended 2020 as the only major economy to register positive economic growth as industrial production recovered faster than expected. The global reopening gained momentum as the number of people vaccinated increased and infection rates plummeted. While pockets of high infection rates persisted, the overall global trend was positive. Pent-up demand, coupled with supply chain challenges led to inflationary pressures. Businesses looking to rebuild depleted inventories were hampered by both labor and semiconductor shortages. Energy added to inflationary pressures with prices soaring ahead of the heating season, particularly in Europe where inventories remained tight.
Led by manufacturing, China’s economy began the year on strong footing, outpacing the rest of the world as its recovery accelerated and broadened. Demand for goods from Europe and the U.S., where production was impacted by pandemic restrictions, resulted in a surge in exports during January and February pushing manufacturing to its 10th straight monthly expansion. China
Annual Shareholder Report

was among the first nations to approach pre-Covid levels of economic activity. Despite the rapid recovery in manufacturing and exports, the service sector recovery materialized at a more moderate pace. Following the strong start, China’s economy showed signs of moderating. June’s manufacturing Purchasing Managers Index (PMI) posted its 14th straight month of expansion, though at a more subdued pace than the prior three months. Companies cited an increase in Covid-19 cases and supply chain shortages as a cause for the drop. After reaching a 10-year high of 14.1% in March, industrial output growth slowed to 8.8% in May. Retail sales growth followed the same pattern, reaching a 26-year high in March of 34.2% only to decelerate to 12.4% in May. Trade activity remained strong despite the domestic slowdown, with both imports and exports hovering near all-time highs, benefiting from the reopening of global economy. The domestic slowdown further intensified following a resurgence of Covid-19, which led to mobility restrictions and supply chain disruptions which impacted all of Asia. Both manufacturing and services contracted in August for the first time since April 2020 on a drop in production and in domestic travel which curbed demand for tourism and transportation. Investor sentiment waned following heightened concerns over the regulatory environment triggered by the “Common Prosperity” program which resulted in increased oversight from China’s government. Industrial production was impacted by electricity shortages which were expected to deepen with the onset of winter.
A resurgence in manufacturing also helped revive Japan’s economy despite ongoing concerns stemming from Covid-19. December’s Manufacturing PMI rose to 50, marking the first time since April 2019 that manufacturing avoided a contraction. Manufacturers benefited from improved global demand and strong inventory restocking. To help mitigate the impacts from a second wave, Prime Minister Suga announced a third stimulus package in December. The package totaled ¥73.6 trillion and increased the fiscal deficit to 12.6% of gross domestic product (“GDP”). The Bank of Japan also intervened when it extended emergency financial support for the corporate sector. Manufacturing accelerated into the new year in response to strong global demand for cars, electronics and machine tools. Exports of chip-making equipment and plastics to China surged 37.5% in January ahead of the Lunar New Year. However, the recovery in services was less certain following an extension of January’s state of emergency in Tokyo until late March. Concerns over the slow rollout of vaccinations and a strained medical system prompted further extensions through September. The pace of vaccinations accelerated towards mid-year pushing consumer confidence higher, but infections continued to rise before peaking in late August. In August, Japan successfully hosted the Olympic Games without spectators amid the state of emergency, though restrictions were less onerous and allowed for greater mobility than in the past. Exports, which had surged earlier, weakened towards the end of the reporting period as global bottlenecks and the semiconductor shortage caused a drop in auto output. The delayed vaccine rollout, worsening Covid-19 cases and supply shortages proved too much for PM Suga who announced that he would step
Annual Shareholder Report

down as the Liberal Democratic Party leader making way for former foreign minister Fumio Kishida to take control. With the lifting of the state of emergency at the end of September, retail sales began to rebound, albeit less than expected. The government is expected to announce a supplementary budget before the end of 2021.
Early on, Europe struggled with the benefits of tighter restrictions against the economic impacts. Tight restrictions in Germany and France early in the year impacted services far more than export linked manufacturing as demand from China improved. Like Japan, the vaccine rollout progressed slowly. Nonetheless, the labor market showed pockets of improvement, helped by a manufacturing sector which benefited from strong orders throughout the first half of the year though concerns over supply shortages and rising costs overshadowed the recovery. A drop in infections and lifting of pandemic restrictions led to the highest euro-area confidence level in 21 years. Economic activity increased ahead of the all-important tourist season though supply chain bottlenecks and rising inflation caused some concerns. After easing to 2.1% in June, Germany’s May inflation reading of 2.4% was the highest since October 2018. Germany’s Bundesbank has stated that inflation could reach 4.0% this year which would be its highest level since the introduction of the Euro. Inflation concerns aside, business sentiment hit its highest level since November 2018 as measured by the IFO Current Assessment Index. The labor market also showed signs of life with jobless claims falling by 19,000 in May and a further 38,000 in June as shops, restaurants and other venues reopened. By September, Germany’s IFO Institute reported that 77% of German manufacturers struggled with shortages of parts and raw materials, including the automotive sector where the semiconductor chip shortage led to severe production cuts. Despite the shortages, German unemployment fell to its lowest level since March 2020. In France, inflation reached a 10-year high driven by sharp increases in energy prices. Manufacturing confidence fell in September for the first time in 2021, reflecting the uncertainty over future orders due to global supply constraints. However, consumer confidence continued to trend higher moving back above the longer-term average approaching pre-pandemic levels as concerns over unemployment eased. At the end of September, Germany was on the brink of new leadership following 16 years under Chancellor Angela Merkel. European Union PMI surveys at the end of the period remained expansionary although off the recent highs. Supply issues persisted impacting several manufacturing sectors, most notably autos.
After more than four years, the U.K. and European Union agreed to a free trade deal marking the end of the Brexit (the U.K. exiting the European Union) negotiations and setting the stage for an amicable exit. The agreement came at time when the U.K. was struggling with its worst recession in 300 years brought on by Covid-19-related lockdowns and restrictions. Following an easing of stay-at-home orders and the rollout of a vaccine, consumer confidence improved. Hiring recovered as companies prepared for a reopening. In March, Chancellor Sunak unveiled a new budget which included additional stimulus, an extension of the job furlough program, a cut in sales tax and a
Annual Shareholder Report

retail property tax holiday. Manufacturing and services continued to expand though supply chain bottlenecks and labor shortages propelled inflation higher. Record job vacancies drove openings above one million for the first time, while housing prices hit a 17-year high as buyers rushed to take advantage of a government tax break and low rates. A driver shortage, worsened by Brexit, led to gasoline shortages resulting in long waits for fuel. Gasoline prices approached an 8-year high. Energy and electricity costs also rose sharply as natural gas and coal prices surged higher on tight inventories and rising demand related to the economic reopening. The combination of rising prices, supply bottlenecks, fuel shortages and a pending tax increase in April 2022 started to weigh on business confidence as uncertainty over the economic situation increased.
The U.S. economic recovery varied by state but generally followed the same path as many other countries. Optimism over vaccine rollouts, fiscal stimulus and accommodative monetary policy eventually succumbed to higher inflation and supply chain bottlenecks. Early on, an easing of lockdowns and accelerating vaccinations led to employment gains as workers returned. However, as experienced elsewhere, supply chain bottlenecks and labor shortages offset the impacts from various stimulus and relief packages. October’s Consumer Price Index reading of 6.2% was the highest reading since December 1990 and was driven by a surge in food and energy costs. In November, the Federal Reserve announced that it would begin tapering its monthly bond purchases to combat rising inflation.
SECURITY SELECTION
Negative stock selection across the Consumer Discretionary, Information Technology, Industrials and Financials sectors drove the Fund’s underperformance during the reporting period.
Annual Shareholder Report

In the Consumer Discretionary sector, retailing names Alibaba Group, Prosus N.V. and Farfetch Limited were the notable detractors. Alibaba underperformed as China’s economy decelerated due to rising Covid-19 cases along with a lack of government stimulus, leading to lower retail spending on Alibaba’s platforms. In addition, increased regulatory oversight of the Chinese technology sector also weighed heavily on Alibaba and its peers. Prosus underperformed as Tencent faced increased regulatory pressures for their video game titles as the Chinese government attempted to combat video game addiction among its youth. Finally, Farfetch Ltd lagged on investor fear that a slowdown in Chinese luxury spending would impact revenues. Also, within Consumer Discretionary, automotive supplier Continental AG underperformed as automakers slashed production due to the shortage of semiconductor chips. Continental AG was one of several suppliers that was forced to downgrade their guidance as chip availability deteriorated during the year.
Within the Information Technology sector, Worldline SA was the largest detractor. Worldline SA underperformed due to the resurgence of the coronavirus (specifically the Delta strain), which impacted its in-store and travel payment volumes. Edenred SA reported better than expected results, but the stock underperformed due to concerns over additional lockdowns in Europe, a broad-based sell-off in payments and economic weakness in Latin America where Edenred SA derives one-third of revenues and profits.
Stock selection within Industrials also detracted. Daifuku Co, Ltd and Nabtesco Corp were two of the notable laggards. Daifuku Co Ltd, which had been an outperformer during the Fund’s last full-year reporting period, issued an underwhelming and conservative mid-term plan during the period, which, combined with investors’ preference for cyclical industrials, put pressure on the share’s valuation. Nabtesco Corp underperformed on continuing weakness in the Chinese construction machinery market and as Fanuc Corp, one of its largest customers, slashed its guidance due to the chip shortage.
Within the Financials sector, London Stock Exchange Group plc, Euronext N.V., and Credit Suisse Group AG were the largest detractors. London Stock Exchange Group plc underperformed due to broad weakness across exchanges, reflective of sector rotations in conjunction with ongoing concerns that the London Stock Exchange could disappoint on Refinitiv deal synergies, particularly around costs and needed investment spending. Furthermore, the threat of upcoming placements put additional pressure on price performance. Euronext also underperformed due to broad weakness across exchanges reflective of sector rotations. Communications from management had been broadly disappointing culminating in a recent capital markets day when the Company released conservative medium-term targets. Finally, Credit Suisse Group AG detracted as shares underperformed due to losses sustained in connection with the Greenshill and Archegos calamities. Credit Suisse AG’s
Annual Shareholder Report

broad deficiencies across business lines massively eroded the company’s capital position and payout aspirations while forcing a review of the investment banking franchise that precipitated a mass exodus of talent, sparking worries of a substantial degradation in earnings power.
Stock selection within Communication Services and Healthcare positively contributed, partially offsetting the detractors above. Alphabet Inc. and Meta Platforms, Inc. (formerly Facebook, Inc.) were the two largest contributors within Communication Services. Alphabet outperformed due to a strong advertising market sales driven by e-commerce, travel and rising GDP as economies continued to reopen from lockdowns. Meta Platforms Inc outperformed due to strong growth from small businesses and robust traffic to their Instagram and WhatsApp platforms.
Within the Healthcare sector, Lonza Group AG and ICON Plc were the two largest contributors. Lonza Group AG delivered strong financial results as the demand for biologic manufacturing remained elevated driven by innovation, vaccine manufacturing and the growth of the Chinese market. ICON Plc completed the acquisition of PRA Health (a leading contract research organization), which was expected to generate material synergies.
1
Please see the footnotes to the line graphs below for definitions of, and further information about, the MSCI EAFE.
2
Please see the footnotes to the line graphs below for definitions of, and further information about, the Morningstar peer group.
3
International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.
4
The MSCI Emerging Markets Index captures large- and mid-cap representation across 27 Emerging Markets (EM) countries. The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes International Leaders Fund (the “Fund”) from November 30, 2011 to November 30, 2021, compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE)2 and Morningstar Foreign Large Blend Funds Average (MFLBFA).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2021

■ Total returns shown for Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00%, as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the line graph above.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 11/30/2021
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-1.09%	7.61%	7.38%
Class B Shares	-1.71%	7.67%	7.33%
Class C Shares	2.83%	7.99%	7.34%
Class R Shares[4]	4.45%	8.63%	7.81%
Institutional Shares	4.94%	9.11%	8.26%
Class R6 Shares[5]	4.99%	9.18%	8.27%
MSCI EAFE	10.77%	9.19%	7.39%
MFLBFA	10.59%	8.89%	7.18%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.
2
The MSCI EAFE is an equity index which captures large- and mid-cap representation across developed market countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 Investment line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
Annual Shareholder Report

4
The Fund’s Class R Shares commenced operations on June 24, 2013. For the period prior to the commencement of operations of the Class R Shares, the Class R Shares performance information shown is for the Fund’s Class A Shares adjusted to reflect the expenses of the Fund’s Class R Shares for each year for which the Fund’s Class R Shares expenses would have exceeded the actual expenses paid by the Fund’s Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of the Class R Shares. Additionally, the performance information shown has been adjusted to reflect the absence of sales charges applicable to Class A Shares.
5
The Fund’s Class R6 Shares commenced operations on August 5, 2013. For the period prior to the commencement of operations of the Class R6 Shares, the Class R6 Shares performance information shown is for the Fund’s Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Class R6 Shares since the Class R6 Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to the commencement of the operations of the Class R6 Shares. Additionally, the performance information shown has been adjusted to reflect the absence of sales charges applicable to Class A Shares.
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)
At November 30, 2021, the Fund’s portfolio composition1 was as follows:
Country	Percentage of Total Net Assets
France	25.8%
United Kingdom	14.0%
Japan	13.8%
Germany	13.2%
Switzerland	5.7%
Netherlands	4.3%
United States	3.9%
Finland	2.9%
China	2.4%
Ireland	2.4%
Singapore	1.5%
South Africa	1.5%
Spain	1.4%
Australia	1.3%
Russia	1.0%
Hong Kong	0.8%
Denmark	0.7%
Mexico	0.6%
Norway	0.6%
United Arab Emirates	0.5%
Italy	0.4%
Other Assets and Liabilities—Net[2]	1.3%
TOTAL	100%
1
Country allocations are based primarily on the country in which a company is incorporated. However, the Fund’s Adviser may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities or the country where a majority of the company’s revenues are derived.
2
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

At November 30, 2021, the Fund’s sector classification1 was as follows:
Sector Classification	Percentage of Total Net Assets
Consumer Discretionary	19.1%
Financials	16.7%
Information Technology	15.4%
Industrials	14.7%
Health Care	12.0%
Materials	6.1%
Communication Services	5.3%
Consumer Staples	4.1%
Energy	4.0%
Utilities	1.3%
Other Assets and Liabilities—Net[2]	1.3%
TOTAL	100%
1
Except for Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
2
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
November 30, 2021
Shares			Value in U.S. Dollars
		COMMON STOCKS—97.6%
		Australia—1.3%
1,549,000		Orica Ltd.	$15,278,528
		China—2.4%
908,100	[1]	Alibaba Group Holding Ltd.	14,561,428
186,325	[1]	Prosus NV	15,015,337
		TOTAL	29,576,765
		Denmark—0.7%
23,400	[1]	Genmab A/S	9,090,628
		Finland—2.9%
1,624,000		Metso Outotec Ojy	16,329,419
1,587,100		Nordea Bank Abp	18,834,647
		TOTAL	35,164,066
		France—25.8%
759,400	[1]	Accor SA	22,471,031
147,700	[1]	Airbus Group SE	16,453,385
151,487		Amundi SA	12,571,316
703,750		AXA SA	19,342,543
351,237		BNP Paribas SA	21,804,639
92,566		Capgemini SE	21,410,379
507,700		Edenred	22,756,611
61,400		Essilor International SA	12,302,380
42,425		Kering	32,715,539
23,400		LVMH Moet Hennessy Louis Vuitton SA	18,164,246
145,976		Safran SA	16,244,237
145,600		Sanofi	13,847,988
258,900		STMicroelectronics N.V.	12,645,039
27,900		Teleperformance	11,467,679
385,000		TotalEnergies SE	17,697,120
194,700		Vinci SA	18,365,742
452,800	[1]	Worldline SA	23,822,720
		TOTAL	314,082,594
		Germany—12.1%
48,900		Adidas AG	14,180,650
101,900		Beiersdorf AG	10,193,443
302,450		Deutsche Post AG	17,879,008
Annual Shareholder Report

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Germany—continued
268,100		Infineon Technologies AG	$12,142,614
551,000	[1]	Nordex AG	9,858,394
196,653		Rheinmetall AG	17,521,518
421,700		RWE AG	16,327,173
217,044		SAP SE	27,861,496
135,000		Siemens AG	21,617,289
		TOTAL	147,581,585
		Hong Kong—0.8%
881,800		AIA Group Ltd.	9,278,237
		Ireland—2.4%
279,105		CRH PLC	13,585,935
58,191	[1]	ICON PLC	15,738,920
		TOTAL	29,324,855
		Italy—0.4%
126,503		Prysmian SpA	4,688,144
		Japan—13.8%
77,600		Daifuku Co.	6,203,142
348,100		Komatsu Ltd.	7,933,253
209,000		Makita Corp.	9,152,704
4,722,900		Mitsubishi UFJ Financial Group, Inc.	24,939,741
225,100		Murata Manufacturing Co. Ltd.	16,510,376
52,100		Nidec Corp.	5,957,256
76,400		Shin-Etsu Chemical Co. Ltd.	12,773,001
384,400		SoftBank Group Corp.	20,331,402
210,300		Sony Group Corp.	25,627,821
1,026,800		Subaru Corp.	19,377,815
485,500		Terumo Corp.	19,787,596
		TOTAL	168,594,107
		Mexico—0.6%
109,600		Fomento Economico Mexicano, SA de C.V., ADR	7,753,104
		Netherlands—4.3%
35,515		ASML Holding N.V.	27,829,365
1,147,368		Royal Dutch Shell PLC	24,016,030
		TOTAL	51,845,395
		Norway—0.6%
175,700		Schibsted A/S	7,849,653
Annual Shareholder Report

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Russia—1.0%
413,600		Coca-Cola HBC AG	$12,730,941
		Singapore—1.5%
827,939		DBS Group Holdings Ltd.	18,088,190
		South Africa—1.5%
492,213		Anglo American PLC	18,018,033
		Spain—1.4%
5,477,682		Banco Santander, S.A.	16,981,395
		Switzerland—5.7%
242,535		Julius Baer Gruppe AG	15,041,151
48,225		Lonza Group AG	38,904,643
50,900		Nestle S.A.	6,543,366
5,215		Partners Group Holding AG	8,976,071
		TOTAL	69,465,231
		United Arab Emirates—0.5%
1,841,903	[1]	Network International Holdings Ltd.	6,539,567
		United Kingdom—14.0%
448,717		AstraZeneca PLC	49,230,111
365,600		Aveva Group PLC	15,574,259
9,226,195		Barclays PLC	22,468,599
936,200	[1]	Compass Group PLC	18,155,353
245,327		Diageo PLC	12,364,278
1,985,000	[1]	Informa PLC	12,273,847
44,400		Linde PLC	14,194,685
169,125		London Stock Exchange Group PLC	14,593,045
3,989,000	[1]	SSP Group PLC	11,446,241
		TOTAL	170,300,418
		United States—3.9%
4,271	[1]	Alphabet, Inc., Class C	12,168,250
35,876	[1]	Meta Platforms, Inc.	11,640,327
257,200		Schlumberger Ltd.	7,376,496
926,400		Stellantis N.V.	15,855,084
		TOTAL	47,040,157
		TOTAL COMMON STOCKS (IDENTIFIED COST $1,084,817,277)	1,189,271,593
Annual Shareholder Report

Shares		Value in U.S. Dollars
	PREFERRED STOCK—1.1%
	Germany—1.1%
73,400	Volkswagen AG, Pfd., Annual Dividend €4.86 (IDENTIFIED COST $14,320,068)	$13,450,271
	TOTAL INVESTMENT IN SECURITIES—98.7% (IDENTIFIED COST $1,099,137,345)[2]	1,202,721,864
	OTHER ASSETS AND LIABILITIES - NET—1.3%[3]	15,774,250
	TOTAL NET ASSETS—100%	$1,218,496,114
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the year ended November 30, 2021, were as follows:
	Federated Hermes Government Obligations Fund, Premier Shares*	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares*	Total
Value as of 11/30/2020	$14,040,500	$8,828,913	$22,869,413
Purchases at Cost	$282,819,638	$553,564,923	$836,384,561
Proceeds from Sales	$(296,860,138)	$(562,381,065)	$(859,241,203)
Change in Unrealized Appreciation/Depreciation	$N/A	$970	$970
Net Realized Gain/(Loss)	$N/A	$(13,741)	$(13,741)
Value as of 11/30/2021	$—	$—	$—
Balance of Shares Held as of 11/30/2021	—	—	—
Dividend Income	$3,737	$8,447	$12,184
*
All or a portion of the balance/activity for the fund relates to cash collateral on security lending transactions.
1
Non-income-producing security.
2
The cost of investments for federal tax purposes amounts to $1,100,153,956.
3
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2021.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
Annual Shareholder Report

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of November 30, 2021, in valuing the Fund’s assets carried at fair value.
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$31,185,073	$—	$—	$31,185,073
International	32,770,261	1,125,316,259	—	1,158,086,520
Preferred Stock
International	—	13,450,271	—	13,450,271
TOTAL SECURITIES	$63,955,334	$1,138,766,530	$—	$1,202,721,864
The following acronym(s) are used throughout this portfolio:
ADR	—American Depositary Receipt
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$39.11	$35.18	$31.80	$36.99	$28.93
Income From Investment Operations:
Net investment income[1]	0.26	0.17	0.62	0.68	0.49
Net realized and unrealized gain (loss)	1.57	4.60	3.57	(5.73)	8.19
TOTAL FROM INVESTMENT OPERATIONS	1.83	4.77	4.19	(5.05)	8.68
Less Distributions:
Distributions from net investment income	(0.04)	(0.84)	(0.81)	(0.14)	(0.62)
Net Asset Value, End of Period	$40.90	$39.11	$35.18	$31.80	$36.99
Total Return[2]	4.67%	13.79%	13.76%	(13.70)%	30.58%
Ratios to Average Net Assets:
Net expenses[3]	1.22%	1.22%[4]	1.23%[4]	1.22%[4]	1.22%[4]
Net investment income	0.60%	0.50%	1.92%	1.85%	1.49%
Expense waiver/reimbursement[5]	0.13%	0.16%	0.15%	0.17%	0.20%
Supplemental Data:
Net assets, end of period (000 omitted)	$274,479	$273,667	$288,566	$331,131	$451,829
Portfolio turnover[6]	74%	46%	51%	37%	10%
1
Per share numbers have been calculated using the average shares method.
2
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.22%, 1.23%, 1.22% and 1.22% for the years ended November 30, 2020, 2019, 2018 and 2017, respectively, after taking into account this expense reduction.
5
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
6
Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$36.39	$32.75	$29.47	$34.41	$26.94
Income From Investment Operations:
Net investment income (loss)[1]	(0.09)	(0.11)	0.32	0.37	0.26
Net realized and unrealized gain (loss)	1.47	4.27	3.38	(5.31)	7.62
TOTAL FROM INVESTMENT OPERATIONS	1.38	4.16	3.70	(4.94)	7.88
Less Distributions:
Distributions from net investment income	—	(0.52)	(0.42)	—	(0.41)
Net Asset Value, End of Period	$37.77	$36.39	$32.75	$29.47	$34.41
Total Return[2]	3.79%	12.83%	12.85%	(14.36)%	29.62%
Ratios to Average Net Assets:
Net expenses[3]	2.05%	2.07%[4]	2.05%[4]	1.97%[4]	1.97%[4]
Net investment income (loss)	(0.22)%	(0.35)%	1.07%	1.09%	0.84%
Expense waiver/reimbursement[5]	0.09%	0.11%	0.12%	0.20%	0.24%
Supplemental Data:
Net assets, end of period (000 omitted)	$5,644	$8,154	$11,100	$15,867	$23,588
Portfolio turnover[6]	74%	46%	51%	37%	10%
1
Per share numbers have been calculated using the average shares method.
2
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 2.07%, 2.05%, 1.97% and 1.97% for the years ended November 30, 2020, 2019, 2018 and 2017, respectively, after taking into account this expense reduction.
5
This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
6
Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$36.26	$32.65	$29.38	$34.30	$26.82
Income From Investment Operations:
Net investment income (loss)[1]	(0.08)	(0.09)	0.33	0.39	0.24
Net realized and unrealized gain (loss)	1.47	4.25	3.35	(5.31)	7.61
TOTAL FROM INVESTMENT OPERATIONS	1.39	4.16	3.68	(4.92)	7.85
Less Distributions:
Distributions from net investment income	—	(0.55)	(0.41)	—	(0.37)
Net Asset Value, End of Period	$37.65	$36.26	$32.65	$29.38	$34.30
Total Return[2]	3.83%	12.89%	12.85%	(14.34)%	29.63%
Ratios to Average Net Assets:
Net expenses[3]	2.01%	2.02%[4]	2.04%[4]	1.97%[4]	1.97%[4]
Net investment income (loss)	(0.20)%	(0.29)%	1.09%	1.15%	0.79%
Expense waiver/reimbursement[5]	0.09%	0.11%	0.12%	0.18%	0.23%
Supplemental Data:
Net assets, end of period (000 omitted)	$38,052	$49,726	$63,314	$81,098	$121,775
Portfolio turnover[6]	74%	46%	51%	37%	10%
1
Per share numbers have been calculated using the average shares method.
2
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 2.02%, 2.04%, 1.97% and 1.97% for the years ended November 30, 2020, 2019, 2018 and 2017, respectively, after taking into account this expense reduction.
5
This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
6
Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$38.86	$34.97	$31.57	$36.73	$28.75
Income From Investment Operations:
Net investment income[1]	0.18	0.11	0.58	0.57	0.48
Net realized and unrealized gain (loss)	1.55	4.56	3.54	(5.66)	8.09
TOTAL FROM INVESTMENT OPERATIONS	1.73	4.67	4.12	(5.09)	8.57
Less Distributions:
Distributions from net investment income	—	(0.78)	(0.72)	(0.07)	(0.59)
Net Asset Value, End of Period	$40.59	$38.86	$34.97	$31.57	$36.73
Total Return[2]	4.45%	13.58%	13.58%	(13.88)%	30.35%
Ratios to Average Net Assets:
Net expenses[3]	1.41%	1.41%[4]	1.38%[4]	1.41%[4]	1.40%[4]
Net investment income	0.42%	0.32%	1.80%	1.57%	1.45%
Expense waiver/reimbursement[5]	0.35%	0.36%	0.35%	0.44%	0.40%
Supplemental Data:
Net assets, end of period (000 omitted)	$32,593	$36,935	$36,354	$39,010	$58,351
Portfolio turnover[6]	74%	46%	51%	37%	10%
1
Per share numbers have been calculated using the average shares method.
2
Based on net asset value.
3
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.41%, 1.38%, 1.41% and 1.40% for the years ended November 30, 2020, 2019, 2018 and 2017, respectively, after taking into account this expense reduction.
5
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
6
Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$39.19	$35.25	$31.89	$37.10	$29.03
Income From Investment Operations:
Net investment income[1]	0.37	0.25	0.68	0.76	0.63
Net realized and unrealized gain (loss)	1.56	4.62	3.59	(5.74)	8.16
TOTAL FROM INVESTMENT OPERATIONS	1.93	4.87	4.27	(4.98)	8.79
Less Distributions:
Distributions from net investment income	(0.13)	(0.93)	(0.91)	(0.23)	(0.72)
Net Asset Value, End of Period	$40.99	$39.19	$35.25	$31.89	$37.10
Total Return[2]	4.94%	14.09%	14.07%	(13.50)%	30.94%
Ratios to Average Net Assets:
Net expenses[3]	0.96%	0.96%[4]	0.97%[4]	0.96%[4]	0.96%[4]
Net investment income	0.86%	0.74%	2.11%	2.09%	1.87%
Expense waiver/reimbursement[5]	0.11%	0.13%	0.12%	0.14%	0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$812,167	$572,731	$631,603	$989,652	$1,136,864
Portfolio turnover[6]	74%	46%	51%	37%	10%
1
Per share numbers have been calculated using the average shares method.
2
Based on net asset value.
3
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.96%, 0.97%, 0.96% and 0.96% for the years ended November 30, 2020, 2019, 2018 and 2017, respectively, after taking into account this expense reduction.
5
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
6
Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$39.15	$35.22	$31.88	$37.07	$29.00
Income From Investment Operations:
Net investment income[1]	0.39	0.26	0.70	0.84	0.63
Net realized and unrealized gain (loss)	1.56	4.62	3.58	(5.78)	8.17
TOTAL FROM INVESTMENT OPERATIONS	1.95	4.88	4.28	(4.94)	8.80
Less Distributions:
Distributions from net investment income	(0.15)	(0.95)	(0.94)	(0.25)	(0.73)
Net Asset Value, End of Period	$40.95	$39.15	$35.22	$31.88	$37.07
Total Return[2]	4.99%	14.14%	14.12%	(13.43)%	31.03%
Ratios to Average Net Assets:
Net expenses[3]	0.91%	0.92%[4]	0.92%[4]	0.91%[4]	0.91%[4]
Net investment income	0.91%	0.78%	2.16%	2.29%	1.90%
Expense waiver/reimbursement[5]	0.09%	0.11%	0.10%	0.12%	0.15%
Supplemental Data:
Net assets, end of period (000 omitted)	$55,560	$54,156	$71,725	$101,062	$204,809
Portfolio turnover[6]	74%	46%	51%	37%	10%
1
Per share numbers have been calculated using the average shares method.
2
Based on net asset value.
3
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4
The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.92%, 0.92%, 0.91% and 0.91% for the years ended November 30, 2020, 2019, 2018 and 2017, respectively, after taking into account this expense reduction.
5
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
6
Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2021

Assets:
Investment in securities, at value (identified cost $1,099,137,345)		$1,202,721,864
Cash denominated in foreign currencies (identified cost $192)		205
Receivable for investments sold		40,187,786
Income receivable		5,441,638
Income receivable from affiliated holdings*		10,788
Receivable for shares sold		802,760
TOTAL ASSETS		1,249,165,041
Liabilities:
Bank overdraft	$21,780,972
Payable for investments purchased	7,510,275
Payable for shares redeemed	962,764
Payable for other service fees (Notes 2 and 5)	72,380
Payable for distribution services fee (Note 5)	36,502
Payable for investment adviser fee (Note 5)	35,540
Payable for administrative fee (Note 5)	2,264
Accrued expenses (Note 5)	268,230
TOTAL LIABILITIES		30,668,927
Net assets for 29,844,961 shares outstanding		$1,218,496,114
Net Assets Consists of:
Paid-in capital		$ 946,417,737
Total distributable earnings (loss)		272,078,377
TOTAL NET ASSETS		$1,218,496,114
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($274,479,144 ÷ 6,711,569 shares outstanding) $0.001 par value, 200,000,000 shares authorized	$40.90
Offering price per share (100/94.50 of $40.90)	$43.28
Redemption proceeds per share	$40.90
Class B Shares:
Net asset value per share ($5,644,179 ÷ 149,429 shares outstanding) $0.001 par value, 50,000,000 shares authorized	$37.77
Offering price per share	$37.77
Redemption proceeds per share (94.50/100 of $37.77)	$35.69
Class C Shares:
Net asset value per share ($38,052,307 ÷ 1,010,722 shares outstanding) $0.001 par value, 50,000,000 shares authorized	$37.65
Offering price per share	$37.65
Redemption proceeds per share (99.00/100 of $37.65)	$37.27
Class R Shares:
Net asset value per share ($32,592,781 ÷ 802,889 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$40.59
Offering price per share	$40.59
Redemption proceeds per share	$40.59
Institutional Shares:
Net asset value per share ($812,167,446 ÷ 19,813,581 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$40.99
Offering price per share	$40.99
Redemption proceeds per share	$40.99
Class R6 Shares:
Net asset value per share ($55,560,257 ÷ 1,356,771 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$40.95
Offering price per share	$40.95
Redemption proceeds per share	$40.95
*
See information listed after the Fund’s Portfolio of Investments
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2021

Investment Income:
Dividends (including $6,144 received from an affiliated holding* and net of foreign taxes withheld of $2,390,656)			$20,623,158
Net income on securities loaned (includes $6,040 earned from affiliated holdings* related to cash collateral balances) (Note 2)			140,514
TOTAL INCOME			20,763,672
Expenses:
Investment adviser fee (Note 5)		$9,668,594
Administrative fee (Note 5)		889,978
Custodian fees		243,263
Transfer agent fees (Note 5)		1,128,668
Directors’/Trustees’ fees (Note 5)		7,752
Auditing fees		30,500
Legal fees		17,022
Distribution services fee (Note 5)		591,999
Other service fees (Notes 2 and 5)		843,562
Portfolio accounting fees		203,547
Share registration costs		95,574
Printing and postage		42,161
Miscellaneous (Note 5)		50,650
TOTAL EXPENSES		13,813,270
Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(1,056,040)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(318,012)
TOTAL WAIVERS AND REIMBURSEMENTS		(1,374,052)
Net expenses			12,439,218
Net investment income			$8,324,454
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments (including realized loss of $(13,741) on sales of investments in an affiliated holding*) and foreign currency transactions	$212,982,740
Net change in unrealized appreciation of investments, certain receivables and translation of assets and liabilities in foreign currency (including net change in unrealized appreciation/depreciation of $970 of investments in an affiliated holding*)	(190,920,316)
Net realized and unrealized gain on investments, foreign exchange contracts and foreign currency transactions	22,062,424
Change in net assets resulting from operations	$30,386,878
*
See information listed after the Fund’s Portfolio of Investments
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended November 30	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income	$8,324,454	$5,522,752
Net realized gain (loss)	212,982,740	(3,963,285)
Net change in unrealized appreciation/depreciation	(190,920,316)	98,747,316
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	30,386,878	100,306,783
Distributions to Shareholders:
Class A Shares	(250,682)	(6,824,724)
Class B Shares	—	(171,869)
Class C Shares	—	(1,046,341)
Class R Shares	—	(813,718)
Institutional Shares	(2,012,356)	(16,621,236)
Class R6 Shares	(205,886)	(1,912,730)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(2,468,924)	(27,390,618)
Share Transactions:
Proceeds from sale of shares	444,174,693	158,818,352
Proceeds from shares issued in connection with the tax-free transfer of assets from Hancock Horizon Diversified International Fund	242,165,006	—
Net asset value of shares issued to shareholders in payment of distributions declared	2,079,229	23,800,966
Cost of shares redeemed	(493,211,201)	(362,827,062)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	195,207,727	(180,207,744)
Change in net assets	223,125,681	(107,291,579)
Net Assets:
Beginning of period	995,370,433	1,102,662,012
End of period	$1,218,496,114	$995,370,433
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2021
1. Organization
Federated Hermes World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Hermes International Leaders Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide long-term capital growth.
Class B Shares may be purchased through an exchange from the same share class of another Federated Hermes fund but are closed to new accounts, new investors and new purchases by existing shareholders (excluding reinvestment of dividends and capital gains). Class B Shares of the Fund may be exchanged for Class B Shares of any other Federated Hermes fund.
At the close of business on September 24, 2021, the Fund acquired all of the net assets of Hancock Horizon Diversified International Fund (the “Acquired Fund”), an open-end investment company in a tax-free reorganization, in exchange for Class A Shares and Institutional Shares of the Fund pursuant to a plan of reorganization approved by the Acquired Fund’s Shareholders on September 10, 2021. In connection with the acquisition, the Acquired Fund’s Investor Class Shares and Institutional Class Shares were exchanged for Class A Shares and Institutional Shares respectively, of the Fund. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
For every one share of the Acquired Fund Share Class exchanged, a shareholder received the following shares of the Fund:
Acquired Fund	Acquired Fund’s Share Class Exchanged	Fund Shares Received
Hancock Horizon Diversified International Fund	Investor Class Share	0.605 Class A Shares
	Institutional Class Share	0.602 Institutional Shares
Annual Shareholder Report

The Fund received net assets from the Acquired Fund as the result of the tax-free reorganization as follows:
Shares of the Fund Issued	Acquired Fund Net Assets Received	Unrealized Appreciation+	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
5,481,498	$242,165,006	$83,566,356	$1,124,501,633	$1,366,666,639
+
Unrealized Appreciation is included in the Acquired Fund Net Assets Received amount shown above.
Assuming the acquisition had been completed on December 1, 2020, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended November 30, 2021, are as follows:
Net investment income	$10,440,857
Net realized and unrealized gain on investments	$71,225,457
Net increase in assets resulting from operations	$81,666,314
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amount of revenue and earnings of the Acquired Fund that has been included in the Fund’s Statement of Operations and Statement of Changes in Net Assets for the year ended November 30, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■ Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■ Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Directors (the “Directors”).
■ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
■ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other
Annual Shareholder Report

available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a Valuation Committee comprised of officers of the Fund, Federated Global Investment Management Corp. (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
Annual Shareholder Report

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■ With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■ Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
Annual Shareholder Report

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waivers and reimbursements of $1,374,052 is disclosed in various locations in this Note 2 and Note 5. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Transfer Agent Fees
For the year ended November 30, 2021, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$355,070	$(111,285)
Class B Shares	11,517	—
Class C Shares	56,257	—
Class R Shares	103,891	(3,763)
Institutional Shares	590,754	(110,085)
Class R6 Shares	11,179	—
TOTAL	$1,128,668	$(225,133)
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Hermes, Inc. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. In addition, unaffiliated third-party financial intermediaries may waive other service fees. This waiver can be modified or terminated at any time.
Annual Shareholder Report

For the year ended November 30, 2021, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$709,040
Class B Shares	18,693
Class C Shares	115,829
TOTAL	$843,562
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2021, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2021, tax years 2018 through 2021 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the State of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage country, currency and market risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.
Annual Shareholder Report

At November 30, 2021, the Fund had no outstanding futures contracts.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
As of November 30, 2021, the Fund has no outstanding securities on loan.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to manage country, currency and market risks. Purchased contracts are used to acquire exposure to foreign currencies, whereas contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At November 30, 2021, the Fund has no outstanding foreign exchange contracts.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Annual Shareholder Report

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. capital stock
The following tables summarize capital stock activity:
Year Ended November 30	2021		2020
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	972,001	$41,832,045	765,158	$25,752,833
Proceeds from shares issued in connection with the tax-free transfer of assets from Hancock Horizon Diversified International Fund	95,669	4,219,024	—	—
Shares issued to shareholders in payment of distributions declared	5,572	227,060	171,833	6,117,272
Shares redeemed	(1,359,251)	(57,898,705)	(2,141,878)	(70,123,448)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(286,009)	$(11,620,576)	(1,204,887)	$(38,253,343)
Annual Shareholder Report

Year Ended November 30	2021		2020
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	215	$8,170	2,503	$78,387
Shares issued to shareholders in payment of distributions declared	—	—	4,303	143,649
Shares redeemed	(74,873)	(3,005,017)	(121,635)	(3,648,218)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(74,658)	$(2,996,847)	(114,829)	$(3,426,182)

Year Ended November 30	2021		2020
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	69,482	$2,770,760	76,463	$2,354,141
Shares issued to shareholders in payment of distributions declared	—	—	29,154	969,360
Shares redeemed	(430,320)	(17,074,493)	(673,332)	(20,532,572)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(360,838)	$(14,303,733)	(567,715)	$(17,209,071)

Year Ended November 30	2021		2020
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	104,459	$4,431,820	156,813	$5,211,413
Shares issued to shareholders in payment of distributions declared	—	—	22,015	779,997
Shares redeemed	(252,074)	(10,706,506)	(267,863)	(8,751,772)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	(147,615)	$(6,274,686)	(89,035)	$(2,760,362)

Year Ended November 30	2021		2020
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	8,777,435	$383,616,175	3,297,577	$110,881,182
Proceeds from shares issued in connection with the tax-free transfer of assets from Hancock Horizon Diversified International Fund	5,385,829	237,945,982	—	—
Shares issued to shareholders in payment of distributions declared	41,381	1,685,851	397,129	14,133,837
Shares redeemed	(9,005,312)	(391,837,366)	(6,996,112)	(221,265,801)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	5,199,333	$231,410,642	(3,301,406)	$(96,250,782)
Annual Shareholder Report

Year Ended November 30	2021		2020
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	266,552	$11,515,723	429,072	$14,540,396
Shares issued to shareholders in payment of distributions declared	4,088	166,318	46,619	1,656,851
Shares redeemed	(297,188)	(12,689,114)	(1,128,708)	(38,505,251)
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	(26,548)	$(1,007,073)	(653,017)	$(22,308,004)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	4,303,665	$195,207,727	(5,930,889)	$(180,207,744)
4. FEDERAL TAX INFORMATION
The accounting treatment of certain items in accordance with income tax regulations may differ from the accounting treatment in accordance with GAAP which may result in permanent differences. In the case of the Fund, such differences primarily result from passive foreign investment companies and wash sales loss deferrals from merger.
For the year ended November 30, 2021, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$4,201,998	$(4,201,998)
Net investment income (loss), net realized gains (losses) and net assets were not affected by the reclassification
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2021 and 2020, was as follows:
	2021	2020
Ordinary income	$2,468,924	$27,390,618
As of November 30, 2021, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income[1]	$8,652,257
Net unrealized appreciation	$102,564,310
Capital loss carryforwards and deferrals	$(160,861,810)
1
For tax purposes short-term gains are considered ordinary income in determining distributable earnings.
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales and passive foreign investment companies.
Annual Shareholder Report

At November 30, 2021, the cost of investments for federal tax purposes was $1,100,153,956. The net unrealized appreciation of investments for federal tax purposes was $102,567,908. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $180,667,554 and net unrealized depreciation from investments for those securities having an excess of cost over value of $78,099,646.
Capital loss carryforwards of $45,625,560 were utilized during the year ended November 30, 2021.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.85% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee, and/or reimburse certain operating expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. For the year ended November 30, 2021, the Adviser waived $1,031,737 of its fee and reimbursed $225,133 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2021, the Adviser reimbursed $24,303.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2021, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Annual Shareholder Report

Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares, Class B Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Class R Shares	0.50%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2021, distribution services fees for the Fund were as follows:
	Distribution Service Fees Incurred	Distribution Services Fees Waived
Class B Shares	$56,079	$—
Class C Shares	350,163	—
Class R Shares	185,757	(92,879)
TOTAL	$591,999	$(92,879)
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2021, the Fund’s Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Directors.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2021, FSC retained $7,347 in sales charges from the sale of Class A Shares. FSC also retained $907, $3,616 and $175 of CDSC relating to redemptions of Class A Shares, Class B Shares and Class C Shares, respectively.
Other Service Fees
For the year ended November 30, 2021, FSSC received $44,899 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, tax reclaim recovery fees, proxy-related expenses
Annual Shareholder Report

and extraordinary expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.22%, 2.08%, 2.07%, 1.41%, 0.96% and 0.91% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2023; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities, and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2021, were as follows:
Purchases	$818,894,242
Sales	$841,182,971
7. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 23, 2021. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of November 30, 2021, the Fund had no outstanding loans. During the year ended November 30, 2021, the Fund did not utilize the LOC.
8. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
Annual Shareholder Report

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund’s management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2021, there were no outstanding loans. During the year ended November 30, 2021, the program was not utilized.
10. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in substantial economic volatility. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies, (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended November 30, 2021, 100% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
If the Fund meets the requirements of Section 853 of the Code, the Fund will pass through to its shareholders credits for foreign taxes paid. For the year ended November 30, 2021, the Fund derived $22,964,522 of gross income from foreign sources and paid foreign taxes of $2,365,023.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF Federated Hermes World Investment series, inc. AND SHAREHOLDERS OF federated Hermes INTERNATIONAL LEADERS fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes International Leaders Fund (the “Fund”) (one of the portfolios constituting Federated Hermes World Investment Series, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2021, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes World Investment Series, Inc.) at November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.
Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
January 24, 2022
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (“loads”) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2021 to November 30, 2021.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2021	Ending Account Value 11/30/2021	Expenses Paid During Period[1]
Actual:
Class A Shares	$ 1,000.00	$916.00	$5.86
Class B Shares	$ 1,000.00	$912.10	$9.78
Class C Shares	$ 1,000.00	$912.30	$9.68
Class R Shares	$ 1,000.00	$914.80	$6.91
Institutional Shares	$ 1,000.00	$917.00	$4.66
Class R6 Shares	$ 1,000.00	$917.30	$4.37
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$ 1,000.00	$1,018.95	$6.17
Class B Shares	$ 1,000.00	$1,014.84	$10.30
Class C Shares	$ 1,000.00	$1,014.94	$10.20
Class R Shares	$ 1,000.00	$1,017.85	$7.28
Institutional Shares	$ 1,000.00	$1,020.21	$4.91
Class R6 Shares	$ 1,000.00	$1,020.51	$4.61
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.22%
Class B Shares	2.04%
Class C Shares	2.02%
Class R Shares	1.44%
Institutional Shares	0.97%
Class R6 Shares	0.91%
Annual Shareholder Report

Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation’s business affairs and for exercising all the Corporation’s powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2021, the Corporation comprised three portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: January 2000
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas R. Donahue* Birth Date: October 20, 1958 Director Indefinite Term Began serving: May 2016
Principal Occupations: Director or Trustee of certain of the funds in the Federated Hermes Fund Family; Chief Financial Officer, Treasurer,
Vice President and Assistant Secretary, Federated Hermes, Inc.;
Chairman and Trustee, Federated Administrative Services; Chairman
and Director, Federated Administrative Services, Inc.; Trustee and
Treasurer, Federated Advisory Services Company; Director or Trustee
and Treasurer, Federated Equity Management Company of
Pennsylvania, Federated Global Investment Management Corp.,
Federated Investment Counseling, and Federated Investment
Management Company; Director, MDTA LLC; Director, Executive Vice
President and Assistant Secretary, Federated Securities Corp.;
Director or Trustee and Chairman, Federated Services Company and
Federated Shareholder Services Company; and Director and
President, FII Holdings, Inc.
Previous Positions: Director, Federated Hermes, Inc.; Assistant
Secretary, Federated Investment Management Company, Federated
Global Investment Management Company and Passport Research,
LTD; Treasurer, Passport Research, LTD; Executive Vice President,
Federated Securities Corp.; and Treasurer, FII Holdings, Inc.

*
Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Hermes, Inc. and the positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board
of Directors or Trustees, of the Federated Hermes Fund Family;
formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, KLX Energy Services Holdings,
Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Lead Director, Member of the Audit and Nominating and
Corporate Governance Committees, Haverty Furniture Companies,
Inc.; formerly, Director, Member of Governance and Compensation
Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director CNX Resources
Corporation (formerly known as CONSOL Energy Inc.). Judge
Lally-Green has held the positions of: Director, Auberle; Director,
Epilepsy Foundation of Western and Central Pennsylvania; Director,
Ireland Institute of Pittsburgh; Director, Saint Thomas More Society;
Director and Chair, Catholic High Schools of the Diocese of
Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director,
St. Vincent College; Director and Chair, North Catholic High
School, Inc.; Director and Vice Chair, Our Campaign for the Church
Alive!, Inc.; and Director, Saint Francis University.

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, The Golisano Children’s Museum of Naples,
Florida; and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Director Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Senior Vice President for Legal Affairs, General
Counsel and Secretary to the Board of Directors, Duquesne University.
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary to the Board of Directors and Assistant General Counsel and
Director of Risk Management, Duquesne University. Prior to her work at Duquesne University, Ms. Reilly served as Assistant General
Counsel of Compliance and Enterprise Risk as well as Senior Counsel of Environment, Health and Safety, PPG Industries.

P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
(now split into two separate publicly traded companies known as
CONSOL Energy Inc. and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: November 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

OFFICERS
Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

Annual Shareholder Report

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport
Research, Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2021
Federated Hermes International Leaders Fund (the “Fund”)
At its meetings in May 2021 (the “May Meetings”), the Fund’s Board of Directors (the “Board”), including those Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Directors”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Global Investment Management Corp. (the “Adviser”) (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangement. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Directors, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Directors. At the request of the Independent Directors, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Directors encompassing a wide variety of topics, including those summarized below. The Board also considered such additional
Annual Shareholder Report

matters as the Independent Directors deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”), which include a comprehensive array of funds with different investment objectives, policies and strategies, and the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the
Annual Shareholder Report

fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with a fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds.
In addition to considering the above-referenced factors, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contract, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Independent Directors were assisted throughout the evaluation process by independent legal counsel. In connection
Annual Shareholder Report

with their deliberations at the May Meetings, the Independent Directors met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Directors and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contract and the range of services provided to the Fund by the Adviser and its affiliates. The Board considered the Adviser’s personnel, investment philosophy and process, investment research capabilities and resources, trade execution capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Fund’s ability to deliver competitive performance when compared to its Performance Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to have access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
The Board considered the quality of the Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Federated Hermes Funds. In this regard, the Board took into account the Adviser’s communications with the Board in light of the market volatility amidst the pandemic. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
Annual Shareholder Report

The Board received and evaluated information regarding the Adviser’s regulatory and compliance environment. The Board considered the Adviser’s compliance program, compliance history, and reports from the CCO about the Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and, in particular, the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the designation of the Federated Hermes Funds’ investment advisers as the administrators of the Federated Hermes Funds’ liquidity risk management program.
The Board also considered discussions with Federated Hermes regarding the implementation of its business continuity plans and recognized steps taken by Federated Hermes to continue to provide the same nature, extent and quality of services to the Federated Hermes Funds during the pandemic. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate, including changes associated with the pandemic.
Based on these considerations, the Board concluded that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contract.
Fund Investment Performance
In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board also considered detailed investment reports on, and the Adviser’s analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to one or more relevant investment categories and the Fund’s benchmark index, portfolio attribution information and commentary on the effect of current and recent market conditions.
Annual Shareholder Report

The Board also reviewed comparative information regarding the performance of other mutual funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”), noting the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
For the one-year, three-year and five-year periods ended December 31, 2020, the Fund’s performance was above the median of the Performance Peer Group.
Following such evaluation and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contract.
Fund Expenses
The Board considered the advisory fee and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board noted that it found the use of such comparisons to be relevant to its deliberations. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because such comparisons are believed to be more relevant. The Board considered that other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other mutual funds’ fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
Annual Shareholder Report

The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the Expense Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
The Board also received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-mutual fund clients (such as institutional separate accounts) and third-party unaffiliated mutual funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-mutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s mutual fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Following such evaluation and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Contract.
Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the
Annual Shareholder Report

Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so (or continue to do so) in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The allocation information, including the CCO’s view that cost allocations on a fund-by-fund basis may be unreliable, was considered in the evaluation by the Board. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability
Annual Shareholder Report

information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as personnel and processes for the portfolio management (including market data on which portfolio managers make investment decisions), trading operations, issuer engagement (including with respect to ESG matters), shareholder services, compliance, business continuity, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments (as well as the benefits of any economies of scale, should they exist) are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and that such waivers and reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board also considered reports on adviser-paid fees (commonly referred to as “revenue sharing”) that were provided to the Board throughout the year and in connection with the May Meetings. The Board considered the beliefs of Federated Hermes and the CCO that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fees as a fund attains a certain size.
Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted
Annual Shareholder Report

that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Directors, unanimously voted to approve the continuation of the Contract. The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to approve the continuation of the existing arrangement.
Annual Shareholder Report

Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes World Investment Series, Inc. (the “Corporation”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes International Leaders Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Directors of the Corporation (the “Board”) has approved the designation of the Fund’s investment adviser as the administrator for the Program with respect to the Fund (the “Administrator”). Each affiliated Federated Hermes advisory subsidiary (including the Fund’s investment adviser) that serves as investment adviser to a Federated Hermes Fund (including the Fund) has been approved as the administrator of the Program with respect to each Federated Hermes Fund that is managed by such advisory subsidiary (collectively, the “Administrator”). The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2021, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2020 through March 31, 2021 (the “Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness, including, where
Annual Shareholder Report

applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
■ confirmation that the Fund did not utilize alternative funding sources during the Period;
■ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■ liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the March-April 2020 market conditions, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes International Leaders Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31428U847
CUSIP 31428U839
CUSIP 31428U821
CUSIP 31428U599
CUSIP 31428U623
CUSIP 31428U581
G02455-03 (1/22)
© 2022 Federated Hermes, Inc.

Annual Shareholder Report
November 30, 2021

Share Class | Ticker	A | ISCAX	C | ISCCX	Institutional | ISCIX

Federated Hermes International Small-Mid Company Fund
Fund Established 1996

A Portfolio of Federated Hermes World Investment Series, Inc.
Dear Valued Shareholder,
We are pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2020 through November 30, 2021. This report includes Management’s Discussion of Fund Performance, a complete listing of your fund’s holdings, performance information and financial statements along with other important fund information.
As a global leader in active, responsible investment management, Federated Hermes is guided by our conviction that responsible investing is the best way to create wealth over the long term. The company provides capabilities across a wide range of asset classes to investors around the world.
In addition, FederatedInvestors.com offers quick and easy access to valuable resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. You can also access many of those insights by following us on Twitter (@FederatedHermes) and LinkedIn.
Thank you for investing with us. We hope you find this information useful and look forward to keeping you informed.
Sincerely,

J. Christopher Donahue, President

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of the Federated Hermes International Small-Mid Company Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2021, was 10.99%, 10.15%, and 11.26% for Class A, C and Institutional Shares, respectively. The total return of the Morgan Stanley Capital International All Country World ex USA SMID Cap Index (the “MSCI Index”),1 the Fund’s broad-based securities market index, was 12.64%, and the total return of the Morningstar Foreign Small/Mid Growth Average (MFSGA),2 a peer group average for the Fund, was 13.56% for the same period. The Fund’s and MFSGA’s total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and expenses which were not reflected in the total return of the MSCI Index.
During the reporting period, the most significant factor affecting the Fund’s performance relative to the MSCI Index was security selection.
The following discussion will focus on the performance of the Fund’s Institutional Shares relative to the MSCI Index.
MARKET OVERVIEW
Global equity markets3 were positive during the reporting period, including the major indices MSCI EAFE4 and MSCI Emerging Markets,5 which rose 10.77% and 2.70%, respectively. Performance varied widely following an uneven recovery from the pandemic.
The approval of Covid-19 vaccines provided much needed relief and hope that the end of the pandemic was nearing as we entered its second year. Early on, global economies struggled to stabilize as new waves of infections led to the resumption of tighter restrictions. Vaccine rollouts varied by country, with the eurozone lagging behind the U.S. and the U.K., resulting in hotspots such as in France and Italy. China ended 2020 as the only major economy to register positive economic growth as industrial production recovered faster than expected. The global reopening gained momentum as the number of people vaccinated increased and infection rates plummeted. While pockets of high infection rates persisted, the overall global trend was positive. Pent-up demand, coupled with supply chain challenges led to inflationary pressures. Businesses looking to rebuild depleted inventories were hampered by both labor and semiconductor shortages. Energy added to inflationary pressures with prices soaring ahead of the heating season, particularly in Europe where inventories remained tight.
Led by manufacturing, China’s economy began the year on strong footing, outpacing the rest of the world as its recovery accelerated and broadened. Demand for goods from Europe and the U.S., where production was impacted by pandemic restrictions, resulted in a surge in exports during January and February pushing manufacturing to its 10th straight monthly expansion. China
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was among the first nations to approach pre-Covid levels of economic activity. Despite the rapid recovery in manufacturing and exports, the service sector recovery materialized at a more moderate pace. Following the strong start, China’s economy showed signs of moderating. June’s manufacturing Purchasing Managers Index (PMI) posted its 14th straight month of expansion, though at a more subdued pace than the prior three months. Companies cited an increase in Covid-19 cases and supply chain shortages as a cause for the drop. After reaching a 10-year high of 14.1% in March, industrial output growth slowed to 8.8% in May. Retail sales growth followed the same pattern, reaching a 26-year high in March of 34.2% only to decelerate to 12.4% in May. Trade activity remained strong despite the domestic slowdown, with both imports and exports hovering near all-time highs, benefiting from the reopening of global economy. The domestic slowdown further intensified following a resurgence of Covid-19, which led to mobility restrictions and supply chain disruptions which impacted all of Asia. Both manufacturing and services contracted in August for the first time since April 2020 on a drop in production and in domestic travel which curbed demand for tourism and transportation. Investor sentiment waned following heightened concerns over the regulatory environment triggered by the “Common Prosperity” program which resulted in increased oversight from China’s government. Industrial production was impacted by electricity shortages which were expected to deepen with the onset of winter.
A resurgence in manufacturing also helped revive Japan’s economy despite ongoing concerns stemming from Covid-19. December’s Manufacturing PMI rose to 50, marking the first time since April 2019 that manufacturing avoided a contraction. Manufacturers benefited from improved global demand and strong inventory restocking. To help mitigate the impacts from a second wave, Prime Minister Suga announced a third stimulus package in December. The package totaled ¥73.6 trillion and increased the fiscal deficit to 12.6% of gross domestic product (“GDP”). The Bank of Japan also intervened when it extended emergency financial support for the corporate sector. Manufacturing accelerated into the new year in response to strong global demand for cars, electronics and machine tools. Exports of chip-making equipment and plastics to China surged 37.5% in January ahead of the Lunar New Year. However, the recovery in services was less certain following an extension of January’s state of emergency in Tokyo until late March. Concerns over the slow rollout of vaccinations and a strained medical system prompted further extensions through September. The pace of vaccinations accelerated towards mid-year pushing consumer confidence higher, but infections continued to rise before peaking in late August. In August, Japan successfully hosted the Olympic Games without spectators amid the state of emergency, though restrictions were less onerous and allowed for greater mobility than in the past. Exports, which had surged earlier, weakened towards the end of the reporting period as global bottlenecks and the semiconductor shortage caused a drop in auto
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output. The delayed vaccine rollout, worsening Covid-19 cases and supply shortages proved too much for PM Suga who announced that he would step down as the Liberal Democratic Party leader making way for former foreign minister Fumio Kishida to take control. With the lifting of the state of emergency at the end of September, retail sales began to rebound, albeit less than expected.
Early on, Europe struggled with the benefits of tighter restrictions against the economic impacts. Tight restrictions in Germany and France early in the year impacted services far more than export linked manufacturing as demand from China improved. Like Japan, the vaccine rollout progressed slowly. Nonetheless, the labor market showed pockets of improvement, helped by a manufacturing sector which benefited from strong orders throughout the first half of the year though concerns over supply shortages and rising costs overshadowed the recovery. A drop in infections and lifting of pandemic restrictions led to the highest euro-area confidence level in 21 years. Economic activity increased ahead of the all-important tourist season though supply chain bottlenecks and rising inflation caused some concerns. After easing to 2.1% in June, Germany’s May inflation reading of 2.4% was the highest since October 2018. Germany’s Bundesbank has stated that inflation could reach 4.0% this year which would be its highest level since the introduction of the Euro. Inflation concerns aside, business sentiment hit its highest level since November 2018 as measured by the IFO Current Assessment Index. The labor market also showed signs of life with jobless claims falling by 19,000 in May and a further 38,000 in June as shops, restaurants and other venues reopened. By September, Germany’s IFO Institute reported that 77% of German manufacturers struggled with shortages of parts and raw materials, including the automotive sector where the semiconductor chip shortage led to severe production cuts. Despite the shortages, German unemployment fell to its lowest level since March 2020. In France, inflation reached a 10-year high driven by sharp increases in energy prices. Manufacturing confidence fell in September for the first time in 2021, reflecting the uncertainty over future orders due to global supply constraints. However, consumer confidence continued to trend higher moving back above the longer-term average and approaching pre-pandemic levels as concerns over unemployment eased. At the end of September, Germany was on the brink of new leadership following 16 years under Chancellor Angela Merkel. European Union PMI surveys at the end of the period remained expansionary although off the recent highs. Supply issues persisted impacting several manufacturing sectors, most notably autos.
After more than four years, the U.K. and European Union agreed to a free trade deal marking the end of the Brexit (the U.K. exiting the European Union) negotiations and setting the stage for an amicable exit. The agreement came at time when the U.K. was struggling with its worst recession in 300 years brought on by Covid-19-related lockdowns and restrictions. Following an easing of stay-at-home orders and the rollout of a vaccine, consumer
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confidence improved. Hiring recovered as companies prepared for a reopening. In March, Chancellor Sunak unveiled a new budget which included additional stimulus, an extension of the job furlough program, a cut in sales tax and a retail property tax holiday. Manufacturing and services continued to expand though supply chain bottlenecks and labor shortages propelled inflation higher. Record job vacancies drove openings above one million for the first time, while housing prices hit a 17-year high as buyers rushed to take advantage of a government tax break and low rates. A driver shortage, worsened by Brexit, led to gasoline shortages resulting in long waits for fuel. Gasoline prices approached an 8-year high. Energy and electricity costs also rose sharply as natural gas and coal prices surged higher on tight inventories and rising demand related to the economic reopening. The combination of rising prices, supply bottlenecks, fuel shortages and a pending tax increase in April 2022 started to weigh on business confidence as uncertainty over the economic situation increased.
The U.S. economic recovery varied by state but generally followed the same path as many other countries. Optimism over vaccine rollouts, fiscal stimulus and accommodative monetary policy eventually succumbed to higher inflation and supply chain bottlenecks. Early on, an easing of lockdowns and accelerating vaccinations led to employment gains as workers returned. However, as experienced elsewhere, supply chain bottlenecks and labor shortages offset the impacts from various stimulus and relief packages. October’s Consumer Price Index reading of 6.2% was the highest reading since December 1990 and was driven by a surge in food and energy costs. In November, the Federal Reserve announced that it would begin tapering its monthly bond purchases to combat rising inflation.
FUND PERFORMANCE
During the reporting period, the Fund’s underperformance versus the MSCI Index came primarily from stock selection within the Information Technology and Consumer Discretionary sectors. Adverse selection in the Industrials sector also detracted from performance as did the Fund’s underweight to the Materials sector. Positive stock selection in Healthcare, Financials, Consumer Staples and Communication Services contributed positively, partially countering the underperformance.
Stock selection within Information Technology was the Fund’s largest detractor. OneConnect Financial Technology Co., Disco Corporation and Appen Ltd. were the notable stock detractors. OneConnect Financial Technology Co., underperformed due to the Chinese government’s push to increase regulation among its financial institutions. Disco Corporation, amid record high orders, sales and earnings, underperformed as the market became concerned that the company’s earnings are nearing a peak. Lastly Appen Ltd. underperformed as demand for their artificial intelligence datasets declined
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faster than expected as key customers Facebook and Alphabet shifted investments to new product areas. The Fund ultimately exited OneConnect Financial Technology Co. and Appen Ltd. due to the deterioration in their business fundamentals.
Within Consumer Discretionary, Farfetch Limited and Allegro.eu SA were the Fund’s largest detractors. Farfetch Limited is the leading online marketplace for the luxury goods sector and was one of the Fund’s top contributors in the prior fiscal year. The business continues to perform at a high level as it enjoys what we believe to be long-term secular tailwinds but the stock came under pressure this year after growth began to normalize following an extraordinary 2020. Allegro.eu SA is the leading e-commerce operator in Poland and entered the Fund via its Initial Public Offering in late 2020. Competition has increased in the Polish e-commerce market and Allegro.eu SA has stepped up investments to defend its leading position. Allegro.eu SA’s first mover advantage provides the company a defendable moat but we continue to closely monitor the competitive environment.
Stock selection within Industrials was a slight detraction. Daifuku Co., Ltd. and Nabtesco Corporation were two of the notable laggards. Daifuku Co., Ltd. which had been an outperformer during the Fund’s last full-year reporting period, issued an underwhelming and conservative mid-term plan during the period, which, combined with investors’ preference for cyclical industrials, put pressure on the share’s valuation. Nabtesco Corporation underperformed after FANUC Corporation, one of its largest customers, slashed its guidance due to the global chip shortage.
Positive contribution came mainly from security selection within the Healthcare, Financials, Consumer Staples and Communication services sectors. Starting in Healthcare, Eurofins Scientific SE, ICON Plc and Lonza Group AG were three of the larger contributors. Laboratory testing company Eurofins Scientific SE is one of the largest Covid-19 lab testers globally and has been a beneficiary of the testing rollouts. During the period, ICON Plc completed the acquisition of PRA Health (a leader in Clinical Research Organization), and the deal is expected to generate material synergies. Lonza Group AG delivered strong financial results as the demand for biologic manufacturing remains elevated, driven by innovation, vaccine manufacturing and the growth of the Chinese market.
Within the Financials sector, St. James’s Place Plc and Erste Group Bank AG were noteworthy contributors. St. James’s Place Plc largely outperformed due to the rebound in demand for financial advisory services in the U.K. in connection with the Covid recovery. Management’s newly articulated focus on efficiency has also attracted new interest from the investment community. Erste Group Bank AG outperformed on the back of improving NII sentiment in conjunction with monetary tightening across the company’s key regions in Eastern Europe. The bank also benefited from higher visibility on its payouts with the removal of the European Central Bank’s cap on distributions.
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Stock selection within the Consumer Staples sector was another positive contributor for the Fund. Polish grocer Dino Polska S.A. was the prominent contributor as the chain continues to take market share from incumbent operators.
Finally, stock selection within the Communication Services sector added to performance. Sea Ltd and S4 Capital Plc were the two notable contributors. Sea Ltd outperformed on continued strong growth of e-commerce and video games during the work from home environment caused by Covid pandemic. S4 Capital Plc, the pure-play digital advertising agency upgraded their organic gross profit growth guidance three times from an initial level of 25% to +40% as they continue to benefit from new client wins including Facebook and HP.
1
Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MSCI Index.
2
MFSGA invest in a variety of international stocks that are smaller. These portfolios primarily invest in stocks that fall in the bottom 30% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is assigned to portfolios where neither growth nor value characteristics predominate. These portfolios typically will have less than 20% of assets invested in U.S. stocks.
3
International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. International small company stocks may be less liquid and subject to greater price volatility than international large company stocks.
4
The MSCI EAFE is an equity index which captures large- and mid-cap representation across developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country.*
5
The MSCI Emerging Markets Index captures large- and mid-cap representation across 24 Emerging Markets (EM) countries.*
*
The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report
6

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes International Small-Mid Company Fund (the “Fund”) from November 30, 2011 to November 30, 2021, compared to the MSCI ACWI ex USA SMID Cap Index (MSCI Index)2 and the Morningstar Foreign Small/Mid Growth Average Index (MFSGA)3. The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2021

◼ Total returns shown for the Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
◼ Total returns shown for the Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge=$9,450).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses.
Annual Shareholder Report
7

Average Annual Total Returns for the Period Ended 11/30/2021
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	4.90%	13.23%	9.65%
Class C Shares	9.15%	13.62%	9.57%
Institutional Shares	11.26%	14.76%	10.50%
MSCI Index	12.64%	9.87%	8.04%
MFSGA	13.56%	14.60%	11.27%
Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1
Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The MSCI Index has been adjusted to reflect reinvestment of dividends on securities in the index.
2
The MSCI Index captures mid- and small-cap representation across developed market countries (excluding the U.S.) and emerging markets countries. The index covers approximately 28% of the free float-adjusted market capitalization in each country. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3
Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
Annual Shareholder Report
8

Portfolio of Investments Summary Tables (unaudited)
At November 30, 2021, the Fund’s portfolio composition1 was as follows:
Country	Percentage of Total Net Assets
United Kingdom	14.2%
Japan	14.0%
France	9.5%
Canada	6.8%
Sweden	4.7%
Germany	3.7%
Switzerland	3.7%
Netherlands	3.2%
Spain	3.0%
Poland	2.4%
Norway	2.3%
Israel	2.3%
Italy	1.9%
Ireland	1.9%
Denmark	1.9%
Austria	1.8%
Russia	1.6%
Brazil	1.6%
Australia	1.4%
Finland	1.3%
Hong Kong	1.3%
Luxembourg	1.1%
Taiwan	1.0%
United States	1.0%
Saudi Arabia	0.9%
New Zealand	0.9%
South Africa	0.9%
Mexico	0.8%
India	0.8%
Argentina	0.8%
United Arab Emirates	0.5%
Cayman Islands	0.5%
Singapore	0.3%
Thailand	0.3%
China	0.2%
Securities Lending Collateral[2]	4.6%
Cash Equivalents[3]	1.1%
Annual Shareholder Report
9

Country	Percentage of Total Net Assets
Other Assets and Liabilities—Net[4]	%(0.2)
TOTAL	100%
At November 30, 2021, the Fund’s sector classification composition5 was as follows:
Sector Classification	Percentage of Total Net Assets
Industrials	20.9%
Information Technology	16.1%
Consumer Discretionary	13.4%
Financials	11.9%
Health Care	7.9%
Materials	7.1%
Communication Services	6.9%
Consumer Staples	4.2%
Real Estate	2.7%
Energy	2.0%
Utilities	1.4%
Securities Lending Collateral[2]	4.6%
Cash Equivalents[3]	1.1%
Other Assets and Liabilities—Net[4]	(0.2)%
TOTAL	100%
1
Country allocations are based primarily on the country in which a company is incorporated. However, the Fund’s Adviser may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities or the country where a majority of the company’s revenues are derived.
2
Represents cash collateral received for portfolio securities on loan that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements.
3
Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing cash collateral for securities lending.
4
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
5
Except for Cash Equivalents, Securities Lending Collateral and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
Annual Shareholder Report
10

Portfolio of Investments
November 30, 2021
Shares			Value in U.S. Dollars
		COMMON STOCKS—94.5%
		Argentina—0.8%
1,300	[1]	Mercadolibre, Inc.	$1,544,933
		Australia—1.4%
140,000		DEXUS	1,101,639
175,000		Orica Ltd.	1,726,109
		TOTAL	2,827,748
		Austria—1.8%
53,000		Erste Group Bank AG	2,309,974
28,000		OMV AG	1,482,896
		TOTAL	3,792,870
		Brazil—1.6%
38,000	[1]	Afya Ltd.	537,700
25,000	[1]	PagSeguro Digital Ltd.	639,000
260,000		Totvs SA	1,465,603
65,000		Vinci Partners Investments Ltd.	681,200
		TOTAL	3,323,503
		Canada—6.8%
45,000		Allied Properties REIT	1,453,090
75,000	[1]	CAE, Inc.	1,802,419
70,000	[1]	Dialogue Health Technologies, Inc.	431,250
35,000		Dollarama, Inc.	1,511,840
40,000	[1]	Fusion Pharmaceuticals Inc.	232,000
33,000		Gildan Activewear, Inc.	1,336,843
10,500	[1]	Kinaxis, Inc.	1,604,857
25,000	[1]	Lightspeed Commerce, Inc.	1,264,629
18,308	[1]	Nuvei Corp.	1,802,782
200,000		Pason Systems, Inc.	1,647,031
40,000		The North West Company Fund	1,054,287
		TOTAL	14,141,028
		Cayman Islands—0.5%
60,000		Patria Investments Ltd.	1,024,800
		China—0.2%
160,000		Ming Yuan Cloud Group Holdings Ltd.	452,449
		Denmark—1.9%
11,000	[2]	Chr.Hansen Holding	818,469
Annual Shareholder Report
11

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Denmark—continued
4,750	[1]	Genmab A/S	$1,845,320
22,000		Topdanmark A/S	1,191,400
		TOTAL	3,855,189
		Finland—1.3%
175,000		Metso Outotec Ojy	1,759,636
20,000		Neste Oyj	943,235
		TOTAL	2,702,871
		France—9.5%
57,000	[1]	Accor SA	1,686,659
38,000		Alstom SA	1,346,994
16,000		Amundi SA	1,327,778
45,000	[1]	Antin Infrastructure Partners	1,682,539
15,000		Capgemini SE	3,469,478
34,000		Edenred	1,523,980
45,000	[1]	JC Decaux SA	1,153,260
13,000		Nexans SA	1,200,979
40,000		Rubis SCA	1,101,496
60,000		STMicroelectronics N.V.	2,930,484
5,500		Teleperformance	2,260,653
		TOTAL	19,684,300
		Germany—3.7%
17,000	[1]	CTS Eventim AG	1,106,044
6,511		GFT Technologies AG	282,050
15,000		HeidelbergCement AG	1,006,740
85,000	[1]	Nordex AG	1,520,805
23,000		Rheinmetall AG	2,049,269
12,500		Symrise AG	1,765,836
		TOTAL	7,730,744
		Hong Kong—1.3%
131,500		Techtronic Industries Co.	2,687,819
		India—0.8%
69,498	[1]	One 97 Communications Ltd.	1,571,721
		Ireland—1.9%
7,000	[1]	ICON PLC	1,893,290
41,500		Smurfit Kappa Group PLC	2,114,262
		TOTAL	4,007,552
Annual Shareholder Report
12

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Israel—2.3%
250,000	[1]	Nayax Ltd.	$953,772
5,500	[1]	NICE Ltd., ADR	1,605,890
105,000	[1]	Tremor International Ltd., ADR	1,606,500
66,000	[1]	Tufin Software Technologies Ltd.	545,160
		TOTAL	4,711,322
		Italy—1.9%
100,000		Davide Campari-Milano NV	1,458,363
120,000	[2]	Mediobanca SpA	1,327,208
80,000	[1]	Nexi SpA	1,228,831
		TOTAL	4,014,402
		Japan—14.0%
17,400		Daifuku Co.	1,390,911
4,600		Disco Corp.	1,315,878
21,000		Horiba Ltd.	1,247,473
1,720		Japan Hotel REIT Investment Corp.	890,147
21,000		Jin Co. Ltd.	1,185,209
42,200		Kanamoto Co. Ltd.	800,876
20,000		Kikkoman Corp.	1,525,179
7,800		Kintetsu World Express, Inc.	187,181
12,600		Kusuri No Aoki Holdings Co. Ltd.	803,110
36,000		Nabtesco Corp.	1,038,709
12,500		Nidec Corp.	1,429,284
60,000		Nihon M&A Center Holdings, Inc.	1,752,234
80,000		Nippon Sanso Holdings Corp.	1,690,948
19,000		Nippon Shinyaku Co. Ltd.	1,406,435
80,000		Nippon Zeon Co.	843,935
8,000		Nitori Holdings Co., Ltd.	1,271,423
80,000		Pan Pacific International Holdings Corp.	1,372,330
38,000	[1]	Park 24 Co. Ltd.	538,645
9,000		Rohm Co. Ltd.	841,193
25,000		Roland Corp.	953,783
6,600		SBS Co. Ltd.	201,278
30,000		Shoei Co. Ltd.	1,266,446
70,000	[1]	Simplex Holdings, Inc.	1,709,125
30,000		Technopro Holdings, Inc.	826,013
34,800		THK Co. Ltd.	827,443
12,100		Topcon Corp.	190,381
Annual Shareholder Report
13

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Japan—continued
33,000		Yamatake-Honeywell	$1,456,647
		TOTAL	28,962,216
		Luxembourg—1.1%
17,000	[1]	Eurofins Scientific SE	2,172,097
		Mexico—0.8%
150,000		Grupo Aeroportuario del Pacifico SA, Class B	1,735,292
		Netherlands—3.2%
5,000	[1]	Argenx SE, ADR	1,396,050
21,900		Euronext NV	2,149,739
6,000		IMCD Group NV	1,330,394
23,000		NN Group NV	1,141,439
45,000	[1]	Sono Group N.V.	679,500
		TOTAL	6,697,122
		New Zealand—0.9%
17,500	[1]	Xero Ltd.	1,768,737
		Norway—2.3%
200,000		Norsk Hydro ASA	1,291,160
32,000		Schibsted A/S	1,429,646
30,000		Tomra Systems ASA	2,053,612
		TOTAL	4,774,418
		Poland—2.4%
70,000	[1]	Allegro	670,643
27,000	[1]	Dino Polska SA	2,237,271
53,000	[1]	InPost S.A.	589,764
160,000		Powszechny Zaklad Ubezpieczen SA	1,397,426
		TOTAL	4,895,104
		Russia—1.6%
50,000		Coca-Cola HBC AG	1,539,040
33,000		HeadHunter Group PLC, ADR	1,813,350
		TOTAL	3,352,390
		Saudi Arabia—0.9%
14,500	[1]	Delivery Hero SE	1,935,607
		Singapore—0.3%
70,700	[1,3]	Best World International Ltd.	0
108,000		Singapore Exchange Ltd.	707,122
		TOTAL	707,122
Annual Shareholder Report
14

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		South Africa—0.9%
48,000		Anglo American PLC	$1,757,096
		Spain—3.0%
32,500	[1]	Cellnex Telecom S.A.	1,917,421
70,000		Cia de Distribucion Integral Logista Holdings SA	1,300,029
50,000	[1]	Corporacion Acciona Energias Renovables S.A.	1,731,794
35,000		Fluidra SA	1,335,890
		TOTAL	6,285,134
		Sweden—4.7%
75,000	[1]	Cary Group AB	854,583
170,000	[1]	Cint Group AB	2,543,969
20,000		Evolution AB	2,096,111
85,000		Nordnet AB publ	1,581,726
33,000		Thule Group AB/The	1,872,670
100,000	[1]	Vimian Group AB	755,382
		TOTAL	9,704,441
		Switzerland—3.7%
29,000		Adecco Group AG	1,345,358
28,000		Julius Baer Gruppe AG	1,736,459
3,400		Lonza Group AG	2,742,888
3,100		Tecan AG	1,853,931
		TOTAL	7,678,636
		Taiwan—1.0%
7,500	[1]	Sea Ltd., ADR	2,160,525
		Thailand—0.3%
400,000		Central Pattana PCL, GDR	617,807
		United Arab Emirates—0.5%
300,000	[1]	Network International Holdings Ltd.	1,065,132
		United Kingdom—14.2%
60,000	[1]	Allfunds UK Ltd.	988,341
30,000		Ashtead Group PLC	2,401,832
120,000		B&M European Value Retail SA	986,539
90,000	[1]	Bridgepoint Group Ltd.	582,371
12,000		Croda International PLC	1,611,138
23,500		Dechra Pharmaceutical PLC	1,573,391
250,000		Domino’s Pizza Group PLC	1,195,304
275,000	[1]	Dr. Martens PLC	1,459,436
45,000	[1]	Entain PLC	994,903
Annual Shareholder Report
15

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		United Kingdom—continued
40,000	[1]	Farfetch Ltd.	$1,376,400
154,000		Howden Joinery Group PLC	1,768,385
105,000		IMI PLC	2,368,757
55,000		Intermediate Capital Group PLC	1,520,675
106,000		Manchester United PLC- CL A	1,633,460
750,000		Melrose Industries PLC	1,435,643
150,000		Rightmove PLC	1,486,965
235,000	[1]	S4 Capital PLC	1,803,667
12,513		Safestore Holdings Ltd.	221,066
350,000	[1]	SSP Group PLC	1,004,308
80,000		St. James’s Place Capital PLC	1,640,456
100,000		Unite Group PLC	1,409,884
		TOTAL	29,462,921
		United States—1.0%
13,000		Ferguson PLC	1,975,711
		TOTAL COMMON STOCKS (IDENTIFIED COST $144,705,987)	195,780,759
		INVESTMENT COMPANIES—5.7%
2,201,095		Federated Hermes Government Obligations Fund, Premier Shares, 0.03%[4]	2,201,095
9,655,868		Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 0.04%[4]	9,656,834
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $11,858,894)	11,857,929
		TOTAL INVESTMENT IN SECURITIES—100.2% (IDENTIFIED COST $156,564,881)[5]	207,638,688
		OTHER ASSETS AND LIABILITIES - NET—(0.2)%[6]	(331,684)
		TOTAL NET ASSETS—100%	$207,307,004
Annual Shareholder Report
16

An affiliated company is a company in which the Fund, alone or in combination with other funds, has ownership of at least 5% of the voting shares. Transactions with affiliated companies during the period ended November 30, 2021, were as follows:
UniQure N.V.
Heath Care
Value as of 11/30/2020	$706,776
Purchases at Cost	—
Proceeds from Sales	(475,255)
Change in Unrealized Appreciation/Depreciation	57,956
Net Realized Gain/(Loss)	(289,477)
Value as of 11/30/2021	$—
Shares Held as of 11/30/2021	—
Dividend Income	$—
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with the affiliated fund holdings during the period ended November 30, 2021, were as follows:
	Federated Hermes Government Obligations Fund, Premier Shares*	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares	Total of Affiliated Transactions
Value as of 11/30/2020	$698,686	$ 5,683,680	$6,382,366
Purchases at Cost	28,812,022	61,283,060	90,095,082
Proceeds from Sales	(27,309,613)	(57,307,649)	(84,617,262)
Change in Unrealized Appreciation/Depreciation	N/A	(1,849)	(1,849)
Net Realized Gain/(Loss)	N/A	(408)	(408)
Value as of 11/30/2021	$2,201,095	$9,656,834	$11,857,929
Shares Held as of 11/30/2021	2,201,095	9,655,868	11,856,963
Dividend Income	$404	$2,133	$2,537
*
All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.
1
Non-income-producing security.
2
All or a portion of these securities are temporarily on loan to unaffiliated broker/dealers.
3
Market quotations and price evaluations are not available. Fair value determined using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Directors”).
4
7-day net yield.
5
The cost of investments for federal tax purposes amounts to $156,909,330.
6
Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2021.
Annual Shareholder Report
17

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of November 30, 2021, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
International	$22,518,727	$173,262,032	$—	$195,780,759
Investment Companies	11,857,929	—	—	11,857,929
TOTAL SECURITIES	$34,376,656	$173,262,032	$—	$207,638,688
The following acronym(s) are used throughout this portfolio:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
REIT	—Real Estate Investment Trust
See Notes which are an integral part of the Financial Statements.
Annual Shareholder Report
18

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$42.85	$35.42	$35.18	$41.98	$31.51
Income From Investment Operations:
Net investment income (loss)[1]	0.08	(0.11)	0.02	(0.10)	0.02
Net realized and unrealized gain (loss)	4.56	9.26	4.57	(4.10)	10.74
TOTAL FROM INVESTMENT OPERATIONS	4.64	9.15	4.59	(4.20)	10.76
Less Distributions:
Distributions from net investment income	—	(0.07)	(0.33)	—	—
Distributions from net realized gain	(2.54)	(1.65)	(4.03)	(2.61)	(0.29)
TOTAL DISTRIBUTIONS	(2.54)	(1.72)	(4.36)	(2.61)	(0.29)
Redemption Fees	—	—	0.01	0.01	0.00[2]
Net Asset Value, End of Period	$44.95	$42.85	$35.42	$35.18	$41.98
Total Return[3]	10.99%	26.89%	16.46%	(10.71)%	34.46%
Ratios to Average Net Assets:
Net expenses[4]	1.23%	1.39%	1.86%	1.86%	1.85%
Net investment income (loss)	0.17%	(0.31)%	0.07%	(0.25)%	0.05%
Expense waiver/reimbursement[5]	0.31%	0.39%	0.21%	0.15%	0.15%
Supplemental Data:
Net assets, end of period (000 omitted)	$96,899	$92,985	$82,007	$84,786	$102,872
Portfolio turnover[6]	34%	31%	30%	28%	42%
1
Per share numbers have been calculated using the average shares method.
2
Represents less than $0.01.
3
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
6
Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
19

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$31.06	$26.25	$27.13	$33.22	$25.19
Income From Investment Operations:
Net investment income (loss)[1]	(0.19)	(0.28)	(0.17)	(0.21)	(0.21)
Net realized and unrealized gain (loss)	3.29	6.74	3.30	(3.28)	8.53
TOTAL FROM INVESTMENT OPERATIONS	3.10	6.46	3.13	(3.49)	8.32
Less Distributions:
Distributions from net investment income	—	—	—	—	—
Distributions from net realized gain	(2.54)	(1.65)	(4.03)	(2.61)	(0.29)
TOTAL DISTRIBUTIONS	(2.54)	(1.65)	(4.03)	(2.61)	(0.29)
Redemption Fees	—	—	0.02	0.01	0.00[2]
Net Asset Value, End of Period	$31.62	$31.06	$26.25	$27.13	$33.22
Total Return[3]	10.15%	25.91%	15.55%	(11.44)%	33.41%
Ratios to Average Net Assets:
Net expenses[4]	1.98%	2.17%	2.66%	2.66%	2.65%
Net investment income (loss)	(0.59)%	(1.08)%	(0.72)%	(0.68)%	(0.73)%
Expense waiver/reimbursement[5]	0.31%	0.37%	0.16%	0.09%	0.11%
Supplemental Data:
Net assets, end of period (000 omitted)	$4,120	$4,693	$4,589	$5,351	$15,937
Portfolio turnover[6]	34%	31%	30%	28%	42%
1
Per share numbers have been calculated using the average shares method.
2
Represents less than $0.01.
3
Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
6
Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
20

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$44.02	$36.34	$35.99	$42.81	$32.06
Income From Investment Operations:
Net investment income (loss)[1]	0.21	(0.03)	0.09	(0.00)[2]	0.07
Net realized and unrealized gain (loss)	4.67	9.50	4.69	(4.22)	10.97
TOTAL FROM INVESTMENT OPERATIONS	4.88	9.47	4.78	(4.22)	11.04
Less Distributions:
Distributions from net investment income	—	(0.14)	(0.41)	—	—
Distributions from net realized gain	(2.54)	(1.65)	(4.03)	(2.61)	(0.29)
TOTAL DISTRIBUTIONS	(2.54)	(1.79)	(4.44)	(2.61)	(0.29)
Redemption Fees	—	—	0.01	0.01	0.00[2]
Net Asset Value, End of Period	$46.36	$44.02	$36.34	$35.99	$42.81
Total Return[3]	11.26%	27.15%	16.71%	(10.54)%	34.75%
Ratios to Average Net Assets:
Net expenses[4]	0.98%	1.13%	1.66%	1.66%	1.65%
Net investment income (loss)	0.43%	(0.07)%	0.27%	(0.01)%	0.18%
Expense waiver/reimbursement[5]	0.31%	0.37%	0.16%	0.10%	0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$106,288	$53,072	$26,017	$32,480	$46,428
Portfolio turnover[6]	34%	31%	30%	28%	42%
1
Per share numbers have been calculated using the average shares method.
2
Represents less than $0.01.
3
Based on the net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4
Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.
6
Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
21

Statement of Assets and Liabilities
November 30, 2021

Assets:
Investment in securities, at value including $2,105,982 of securities loaned and $11,857,929 of investment in affiliated holdings* (identified cost $156,564,881)		$207,638,688
Cash denominated in foreign currencies (identified cost $2,547,950)		2,529,144
Receivable for investments sold		21,217
Income receivable		403,722
Receivable for shares sold		103,633
TOTAL ASSETS		210,696,404
Liabilities:
Payable for collateral due to broker for securities lending	$2,201,095
Payable for investments purchased	857,947
Payable for shares redeemed	150,713
Payable for other service fees (Notes 2 and 5)	19,756
Bank overdraft	12,604
Payable for investment adviser fee (Note 5)	3,270
Payable for distribution services fee (Note 5)	2,739
Accrued expenses (Note 5)	141,276
TOTAL LIABILITIES		3,389,400
Net assets for 4,578,816 shares outstanding		$207,307,004
Net Assets Consists of:
Paid-in capital		$141,157,895
Total distributable earnings (loss)		66,149,109
TOTAL NET ASSETS		$207,307,004
Annual Shareholder Report
22

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($96,899,458 ÷ 2,155,900 shares outstanding) $0.001 par value, 500,000,000 shares authorized	$44.95
Offering price per share (100/94.50 of $44.95)	$47.57
Redemption proceeds per share	$44.95
Class C Shares:
Net asset value per share ($4,119,796 ÷ 130,276 shares outstanding) $0.001 par value, 100,000,000 shares authorized	$31.62
Offering price per share	$31.62
Redemption proceeds per share (99.00/100 of $31.62)	$31.30
Institutional Shares:
Net asset value per share ($106,287,750 ÷ 2,292,640 shares outstanding) $0.001 par value, 200,000,000 shares authorized	$46.36
Offering price per share	$46.36
Redemption proceeds per share	$46.36
*
See information listed after the Fund’s Portfolio of Investments
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
23

Statement of Operations
Year Ended November 30, 2021

Investment Income:
Dividends (including $2,133 received from an affiliated holding* and net of foreign taxes withheld of $265,685)			$2,610,125
Net income on securities loaned (includes $404 earned from an affiliated holding* related to cash collateral balances)			19,463
TOTAL INCOME			2,629,588
Expenses:
Investment adviser fee (Note 5)		$1,676,750
Administrative fee (Note 5)		147,037
Custodian fees		67,108
Transfer agent fees		219,945
Directors’/Trustees’ fees (Note 5)		3,233
Auditing fees		30,500
Legal fees		10,925
Distribution services fee (Note 5)		36,998
Other service fees (Notes 2 and 5)		266,934
Portfolio accounting fees		142,774
Share registration costs		57,728
Printing and postage		25,349
Miscellaneous (Notes 2 and 5)		33,429
TOTAL EXPENSES		2,718,710
Waiver/reimbursement of investment adviser fee (Note 5)	$(579,098)
Net expenses			2,139,612
Net investment income			$489,976
Annual Shareholder Report
24

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments (including realized loss of $(289,885) on sales of investments in an affiliated holding and an affiliated company*) and foreign currency transactions	$14,794,939
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency (including net change in unrealized appreciation of $56,107 of investments in an affiliated holding and an affiliated company*)	(1,383,749)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	13,411,190
Change in net assets resulting from operations	$13,901,166
*
See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
25

Statement of Changes in Net Assets

Year Ended November 30	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$489,976	$(311,653)
Net realized gain	14,794,939	9,640,553
Net change in unrealized appreciation/depreciation	(1,383,749)	19,885,796
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	13,901,166	29,214,696
Distributions to Shareholders:
Class A Shares	(5,465,109)	(3,955,262)
Class C Shares	(373,722)	(287,137)
Institutional Shares	(3,241,344)	(1,291,768)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(9,080,175)	(5,534,167)
Share Transactions:
Proceeds from sale of shares	69,713,886	27,998,226
Proceeds from shares issued in connection with the tax-free transfer of assets from Hancock Horizon International Small Cap Fund	26,877,887	—
Net asset value of shares issued to shareholders in payment of distributions declared	8,553,776	5,151,515
Cost of shares redeemed	(53,408,685)	(18,694,189)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	51,736,864	14,455,552
Change in net assets	56,557,855	38,136,081
Net Assets:
Beginning of period	150,749,149	112,613,068
End of period	$207,307,004	$150,749,149
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
26

Notes to Financial Statements
November 30, 2021
1. ORGANIZATION
Federated Hermes World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated Hermes International Small-Mid Company Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Class A Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide long-term growth of capital.
At the close of business on September 24, 2021, the Fund acquired all of the net assets of Hancock Horizon International Small Cap Fund (the “Acquired Fund”), an open-end investment company in a tax-free reorganization, in exchange for Class A Shares and Institutional Shares of the Fund pursuant to a plan of reorganization approved by the Acquired Fund’s Shareholders on September 10, 2021. In connection with the acquisition, the Acquired Fund’s Investor Class Shares and Institutional Class Shares were exchanged for Class A Shares and Institutional Shares, respectively, of the Fund. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
For every one share of the Acquired Fund Share Class exchanged, a shareholder received the following shares of the Fund:
Acquired Fund	Acquired Fund’s Share Class Exchanged	Fund Shares Received
Hancock Horizon International Small Cap Fund	Investor Class Share	0.387 Class A Shares
	Institutional Class Share	0.373 Institutional Shares
The Fund received net assets from the Acquired Fund as the result of the tax-free reorganization as follows:
Shares of the Fund Issued	Acquired Fund Net Assets Received	Unrealized Appreciation+	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
524,891	$26,877,887	$4,923,676	$198,273,616	$225,151,503
Annual Shareholder Report
27

+
Unrealized Appreciation is included in the Acquired Fund Net Assets Received amount shown above.
Assuming the acquisition had been completed on December 1, 2020, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended November 30, 2021, are as follows:
Net investment income	$952,636
Net realized and unrealized gain on investments	$18,963,280
Net increase in assets resulting from operations	$19,915,916
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amount of revenue and earnings of the Acquired Fund that has been included in the Fund’s Statement of Operations and Statement of Changes in Net Assets for the year ended November 30, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■ Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
■ Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Directors (the “Directors”).
■ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information
Annual Shareholder Report
28

furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a Valuation Committee comprised of officers of the Fund, Federated Global Investment Management Corp. (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
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29

■ With respect to securities principally traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■ Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Directors have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Directors. The Directors have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date.
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30

Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total Fund expense waiver and reimbursement of $579,098 is disclosed in various locations in Note 5.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund’s Class A Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2021, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$254,602
Class C Shares	12,332
TOTAL	$266,934
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2021, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2021, tax years 2018 through 2021 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America, the State of Maryland and the Commonwealth of Pennsylvania.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
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31

When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The term of the loans within the program is one year or less. The Fund normally receives cash collateral for securities loaned that may be invested in affiliated money market funds, other money market instruments and/or repurchase agreements. Investments in money market funds may include funds with a “floating” NAV that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if the investee fund’s NAV decreases, result in the Fund recognizing losses and being required to cover the decrease in the value of the cash collateral. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the borrower of the security, the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
The securities lending transactions are subject to Master Netting Agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts, but gross. As indicated in the below chart, the cash collateral received by the Fund exceeds the
Annual Shareholder Report
32

market value of the securities loaned, reducing the net settlement amount to zero. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of November 30, 2021, securities subject to this type of arrangement and related collateral were as follows:
Market Value of Securities Loaned	Collateral Received
$2,105,982	$2,201,095
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
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33

3. Capital Stock
The following tables summarize capital stock activity:
Year Ended November 30	2021		2020
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	106,284	$4,891,790	70,967	$2,599,760
Proceeds from shares issued in connection with the tax-free transfer of assets from Hancock Horizon International Small Cap Fund	1,200	59,595	—	—
Shares issued to shareholders in payment of distributions declared	113,561	4,962,597	101,900	3,595,046
Shares redeemed	(235,135)	(10,832,787)	(317,839)	(10,985,223)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(14,090)	$(918,805)	(144,972)	$(4,790,417)

Year Ended November 30	2021		2020
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	24,041	$777,305	26,141	$665,044
Shares issued to shareholders in payment of distributions declared	11,915	368,880	10,816	278,501
Shares redeemed	(56,759)	(1,875,157)	(60,665)	(1,493,855)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(20,803)	$(728,972)	(23,708)	$(550,310)

Year Ended November 30	2021		2020
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,311,292	$64,044,791	633,013	$24,733,422
Proceeds from shares issued in connection with the tax-free transfer of assets from Hancock Horizon International Small Cap Fund	523,691	26,818,292	—	—
Shares issued to shareholders in payment of distributions declared	71,654	3,222,299	35,342	1,277,968
Shares redeemed	(819,635)	(40,700,741)	(178,660)	(6,215,111)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	1.087,002	$53,384,641	489,695	$19,796,279
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	1,052,109	$51,736,864	321,015	$14,455,552
4. FEDERAL TAX INFORMATION
The accounting treatment of certain items in accordance with income tax regulations may differ from the accounting treatment in accordance with GAAP which may result in permanent differences. In the case of the Fund, such differences primarily result from passive foreign investment companies and wash sale loss deferrals from merger.
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For the year ended November 30, 2021, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$82,530	$(82,530)
Net investment income (loss), net realized gains (losses) and net assets were not affected by the reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2021 and 2020, was as follows:
	2021	2020
Ordinary income[1]	$949,931	$954,266
Long-term capital gains	$8,130,244	$4,579,901
1
For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of November 30, 2021, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income[2]	$2,423,255
Long-term capital gains	$13,032,430
Net unrealized appreciation	$50,693,424
2
For tax purposes, short-term capital gains are considered ordinary income in determining distributable earnings.
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales and passive foreign investment companies.
At November 30, 2021, the cost of investments for federal tax purposes was $156,909,330. The net unrealized appreciation of investments for federal tax purposes was $50,729,358. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $61,065,307 and net unrealized depreciation from investments for those securities having an excess of cost over value of $10,335,949.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.90% of the Fund’s average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund for competitive reasons such as to maintain the Fund’s expense ratio, or as and when appropriate, to maintain positive or zero net yields. For the year ended November 30, 2021, the Adviser voluntarily waived $575,782 of its fee.
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The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2021, the Adviser reimbursed $3,316.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2021, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund’s Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2021, distribution services fees for the Fund were as follows:
Distribution Service Fees Incurred
Class C Shares	$36,998
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2021, FSC retained $6,179 of fees paid by the Fund.
For the year ended November 30, 2021, the Fund’s Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Directors.
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36

Sales Charges
Front-end sales charges and contingent deferred sales charges do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2021, FSC retained $2,682 in sales charges from the sale of Class A Shares.
Other Service Fees
For the year ended November 30, 2021, FSSC received $15,069 of other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, tax reclaim recovery expenses, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s Class A Shares, Class C Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.23%, 1.98% and 0.98% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2023; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2021, were as follows:
Purchases	$73,055,679
Sales	$61,764,925
7. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Foreign political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
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8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 23, 2021. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), or a replacement rate as appropriate, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of November 30, 2021, the Fund had no outstanding loans. During the year ended November 30, 2021, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Hermes Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2021, there were no outstanding loans. During the year ended November 30, 2021, the program was not utilized.
10. Other matters
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, disruptions to healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in substantial economic volatility. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
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11. FEDERAL TAX INFORMATION (UNAUDITED)
For the year ended November 30, 2021, 100% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV. For the year ended November 30, 2021, the amount of long-term capital gains designated by the Fund was $8,130,244.
If the Fund meets the requirements of Section 853 of the Code, the Fund will pass through to its shareholders credits for foreign taxes paid. For the year ended November 30, 2021, the Fund derived $2,878,672 of gross income from foreign sources and paid foreign taxes of $258,352.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF DIRECTORS OF Federated Hermes World Investment serieS, inc. AND SHAREHOLDERS OF federated Hermes INTERNATIONAL small-mid company fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes International Small-Mid Company Fund (the “Fund”) (one of the portfolios constituting Federated Hermes World Investment Series, Inc. (the “Corporation”)), including the portfolio of investments, as of November 30, 2021, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes World Investment Series, Inc.) at November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.
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Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
January 24, 2022
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (“loads”) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2021 to November 30, 2021.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2021	Ending Account Value 11/30/2021	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$957.00	$6.03
Class C Shares	$1,000	$953.30	$9.70
Institutional Shares	$1,000	$958.20	$4.86
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.85	$6.23
Class C Shares	$1,000	$1,015.14	$10.00
Institutional Shares	$1,000	$1,020.10	$5.01
1
Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.23%
Class C Shares	1.98%
Institutional Shares	0.99%
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Board of Directors and Corporation Officers
The Board of Directors is responsible for managing the Corporation’s business affairs and for exercising all the Corporation’s powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2021, the Corporation comprised three portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: January 2000
Principal Occupations: Principal Executive Officer and President of
certain of the Funds in the Federated Hermes Fund Family; Director or
Trustee of the Funds in the Federated Hermes Fund Family; President,
Chief Executive Officer and Director, Federated Hermes, Inc.;
Chairman and Trustee, Federated Investment Management Company;
Trustee, Federated Investment Counseling; Chairman and Director,
Federated Global Investment Management Corp.; Chairman and
Trustee, Federated Equity Management Company of Pennsylvania;
Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling;
President and Chief Executive Officer, Federated Investment
Management Company, Federated Global Investment Management
Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.

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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas R. Donahue* Birth Date: October 20, 1958 Director Indefinite Term Began serving: May 2016
Principal Occupations: Director or Trustee of certain of the funds in the Federated Hermes Fund Family; Chief Financial Officer, Treasurer,
Vice President and Assistant Secretary, Federated Hermes, Inc.;
Chairman and Trustee, Federated Administrative Services; Chairman
and Director, Federated Administrative Services, Inc.; Trustee and
Treasurer, Federated Advisory Services Company; Director or Trustee
and Treasurer, Federated Equity Management Company of
Pennsylvania, Federated Global Investment Management Corp.,
Federated Investment Counseling, and Federated Investment
Management Company; Director, MDTA LLC; Director, Executive Vice
President and Assistant Secretary, Federated Securities Corp.;
Director or Trustee and Chairman, Federated Services Company and
Federated Shareholder Services Company; and Director and
President, FII Holdings, Inc.
Previous Positions: Director, Federated Hermes, Inc.; Assistant
Secretary, Federated Investment Management Company, Federated
Global Investment Management Company and Passport Research,
LTD; Treasurer, Passport Research, LTD; Executive Vice President,
Federated Securities Corp.; and Treasurer, FII Holdings, Inc.

*
Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Hermes, Inc. and the positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee, and Chair of the Board
of Directors or Trustees, of the Federated Hermes Fund Family;
formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, KLX Energy Services Holdings,
Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career.
Mr. Collins previously served as Chairman and CEO of The Collins
Group, Inc. (a private equity firm) and as a Director of KLX Corp.
Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of
America Corp.; Director, FleetBoston Financial Corp.; and Director,
Beth Israel Deaconess Medical Center (Harvard University
Affiliate Hospital).

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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit
Committee of the Federated Hermes Fund Family; formerly, Vice
Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Equifax, Inc.; Lead Director, Member of the Audit and Nominating and
Corporate Governance Committees, Haverty Furniture Companies,
Inc.; formerly, Director, Member of Governance and Compensation
Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of
Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of
Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and
he previously served as an Executive Committee member of the
United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Adjunct Professor Emerita of Law, Duquesne University
School of Law; formerly, Dean of the Duquesne University School of
Law and Professor of Law and Interim Dean of the Duquesne
University School of Law; formerly, Associate General Secretary and
Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation
(formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge
Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge
Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education
and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary;
Member, Pennsylvania State Board of Education (public); Director,
Catholic Charities, Pittsburgh; and Director CNX Resources
Corporation (formerly known as CONSOL Energy Inc.). Judge
Lally-Green has held the positions of: Director, Auberle; Director,
Epilepsy Foundation of Western and Central Pennsylvania; Director,
Ireland Institute of Pittsburgh; Director, Saint Thomas More Society;
Director and Chair, Catholic High Schools of the Diocese of
Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director,
St. Vincent College; Director and Chair, North Catholic High
School, Inc.; Director and Vice Chair, Our Campaign for the Church
Alive!, Inc.; and Director, Saint Francis University.

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Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O’Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Sole Proprietor, Navigator Management Company
(investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity.
Mr. O’Neill previously served as Chief Executive Officer and President,
Managing Director and Chief Investment Officer, Fleet Investment
Advisors; President and Chief Executive Officer, Aeltus Investment
Management, Inc.; General Partner, Hellman, Jordan Management
Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, The Golisano Children’s Museum of Naples,
Florida; and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Director Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; formerly, Senior Vice President for Legal Affairs, General
Counsel and Secretary to the Board of Directors, Duquesne University.
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and
Secretary to the Board of Directors and Assistant General Counsel and
Director of Risk Management, Duquesne University. Prior to her work at Duquesne University, Ms. Reilly served as Assistant General
Counsel of Compliance and Enterprise Risk as well as Senior Counsel of Environment, Health and Safety, PPG Industries.

P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; Management Consultant; Retired; formerly, Senior Vice
Chancellor and Chief Legal Officer, University of Pittsburgh and
Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
(now split into two separate publicly traded companies known as
CONSOL Energy Inc. and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career.
Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western
Pennsylvania and Chairman of the Board, World Affairs Council of
Pittsburgh. Mr. Richey previously served as Chief Legal Officer and
Executive Vice President, CONSOL Energy Inc. and CNX Gas
Company; and Board Member, Ethics Counsel and Shareholder,
Buchanan Ingersoll & Rooney PC (a law firm).

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47

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: November 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director,
Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers
Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc.
(paving contractors).

OFFICERS
Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the
Federated Hermes Fund Family; Senior Vice President, Federated
Administrative Services; Financial and Operations Principal for
Federated Securities Corp.; and Assistant Treasurer, Federated
Investors Trust Company. Ms. Hensler has received the Certified
Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice
President and Assistant Treasurer, Federated Investors Management
Company; Treasurer, Federated Investors Trust Company; Assistant
Treasurer, Federated Administrative Services, Federated
Administrative Services, Inc., Federated Securities Corp., Edgewood
Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global
Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, Passport Research,
Ltd., and Federated MDTA, LLC; Financial and Operations Principal for
Federated Securities Corp., Edgewood Services, Inc. and Southpointe
Distribution Services, Inc.

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Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary
and Executive Vice President of the Federated Hermes Fund Family.
He is General Counsel, Chief Legal Officer, Secretary and Executive
Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and
President, Federated Administrative Services; Director and President,
Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private
Asset Management, Inc.; Secretary, Federated Shareholder Services
Company; and Secretary, Retirement Plan Service Company of
America. Mr. Germain joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel,
Managing Director of Mutual Fund Services, Federated Hermes, Inc.;
Senior Vice President, Federated Services Company; and Senior
Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance
Officer of the Federated Hermes Fund Family; Vice President and
Chief Compliance Officer of Federated Hermes, Inc. and Chief
Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined
Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of
Compliance Operating Officer, Federated Hermes, Inc. Prior to joining
Federated Hermes, Inc., Mr. Van Meter served at the United States
Securities and Exchange Commission in the positions of Senior
Counsel, Office of Chief Counsel, Division of Investment Management
and Senior Counsel, Division of Enforcement.

Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002
Principal Occupations: Stephen F. Auth is Chief Investment Officer of
various Funds in the Federated Hermes Fund Family; Executive Vice
President, Federated Investment Counseling, Federated Global
Investment Management Corp. and Federated Equity Management
Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment
Management Company and Passport Research, Ltd. (investment
advisory subsidiary of Federated); Senior Vice President, Global
Portfolio Management Services Division; Senior Vice President,
Federated Investment Management Company and Passport
Research, Ltd.; Senior Managing Director and Portfolio Manager,
Prudential Investments.

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Evaluation and Approval of Advisory Contract–May 2021
Federated Hermes International Small-Mid Company Fund (the “Fund”)
At its meetings in May 2021 (the “May Meetings”), the Fund’s Board of Directors (the “Board”), including those Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Directors”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Global Investment Management Corp. (the “Adviser”) (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangement. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
Information Received and Review Process
At the request of the Independent Directors, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Directors. At the request of the Independent Directors, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by the Adviser and its affiliates (collectively, “Federated Hermes”) in response to requests posed to Federated Hermes on behalf of the Independent Directors encompassing a wide variety of topics, including those summarized below. The Board also considered such additional
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matters as the Independent Directors deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the Adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to a group of its peer funds), with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other funds advised by Federated Hermes (each, a “Federated Hermes Fund” and, collectively, the “Federated Hermes Funds”), which include a comprehensive array of funds with different investment objectives, policies and strategies, and the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the
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fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with a fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its review of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds.
In addition to considering the above-referenced factors, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew the Contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of Federated Hermes’ industry standing and reputation and with the expectation that Federated Hermes will have a continuing role in providing advisory services to the Fund. Thus, the Board observed that in the marketplace there are a range of investment options available to the Fund’s shareholders and such shareholders, having had the opportunity to consider other investment options, have effectively selected Federated Hermes by virtue of investing in the Fund.
In determining to approve the continuation of the Contract, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Independent Directors were assisted throughout the evaluation process by independent legal counsel. In connection
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with their deliberations at the May Meetings, the Independent Directors met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Directors and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contract and the range of services provided to the Fund by the Adviser and its affiliates. The Board considered the Adviser’s personnel, investment philosophy and process, investment research capabilities and resources, trade execution capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Fund’s ability to deliver competitive performance when compared to its Performance Peer Group (as defined below) was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to have access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
The Board considered the quality of the Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Fund and other Federated Hermes Funds. In this regard, the Board took into account the Adviser’s communications with the Board in light of the market volatility amidst the pandemic. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
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The Board received and evaluated information regarding the Adviser’s regulatory and compliance environment. The Board considered the Adviser’s compliance program, compliance history, and reports from the CCO about the Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and, in particular, the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the designation of the Federated Hermes Funds’ investment advisers as the administrators of the Federated Hermes Funds’ liquidity risk management program.
The Board also considered discussions with Federated Hermes regarding the implementation of its business continuity plans and recognized steps taken by Federated Hermes to continue to provide the same nature, extent and quality of services to the Federated Hermes Funds during the pandemic. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate, including changes associated with the pandemic.
Based on these considerations, the Board concluded that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contract.
Fund Investment Performance
In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board also considered detailed investment reports on, and the Adviser’s analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to one or more relevant investment categories and the Fund’s benchmark index, portfolio attribution information and commentary on the effect of current and recent market conditions.
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The Board also reviewed comparative information regarding the performance of other mutual funds in the category of peer funds selected by Morningstar, Inc. (the “Morningstar”), an independent fund ranking organization (the “Performance Peer Group”), noting the CCO’s view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds’ objectives or investment management techniques, or the costs to implement the funds, even within the same Performance Peer Group.
For the periods ended December 31, 2020, the Fund’s performance for the one-year and three-year periods was above the median of the Performance Peer Group, and the Fund’s performance fell below the median of the Performance Peer Group for the five-year period. The Board discussed the Fund’s performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contract.
Fund Expenses
The Board considered the advisory fee and overall expense structure of the Fund and the comparative fee and expense information that had been provided in connection with the May Meetings. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund’s total expense ratio (i.e., gross and net advisory fees, administrative fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated Hermes from the category of peer funds selected by Morningstar (the “Expense Peer Group”). The Board received a description of the methodology used to select the Expense Peer Group from the overall Morningstar category. The Board also reviewed comparative information regarding the fees and expenses of the broader group of funds in the overall Morningstar category.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board noted that it found the use of such comparisons to be relevant to its deliberations. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because such comparisons are believed to be more relevant. The Board considered that other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of
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investment vehicle, in fact, chosen and maintained by the Fund’s shareholders. The Board noted that the range of such other mutual funds’ fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund’s fee rates relative to its Expense Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the Expense Peer Group, and the Board was satisfied that the overall expense structure of the Fund remained competitive. In 2020, the Board approved a reduction of 35 basis points in the contractual advisory fee.
The Board also received and considered information about the fees charged by Federated Hermes for providing advisory services to other types of clients with investment strategies similar to those of the Federated Hermes Funds, including non-mutual fund clients (such as institutional separate accounts) and third-party unaffiliated mutual funds for which the Adviser or its affiliates serve as sub-adviser. The Board noted the CCO’s conclusion that non-mutual fund clients are inherently different products due to the following differences, among others: (i) different types of targeted investors; (ii) different applicable laws and regulations; (iii) different legal structures; (iv) different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; (v) the time spent by portfolio managers and their teams (among other personnel across various departments, including legal, compliance and risk management) in reviewing securities pricing, addressing different administrative responsibilities, and addressing different degrees of risk associated with management; and (vi) a variety of different costs. The Board also considered information regarding the differences in the nature of the services required for Federated Hermes to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution’s mutual fund, noting the CCO’s view that Federated Hermes generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Hermes Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The Board noted that the CCO did not consider the fees for providing advisory services to other types of clients to be determinative in judging the appropriateness of the Federated Hermes Funds’ advisory fees.
Following such evaluation and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Contract.
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Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered that, in order for the Federated Hermes Funds to remain competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so (or continue to do so) in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements.
The Board received and considered information furnished by Federated Hermes, as requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO and described to the Board. The Board considered the CCO’s view that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable because a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Hermes Fund and may produce unintended consequences. The allocation information, including the CCO’s view that cost allocations on a fund-by-fund basis may be unreliable, was considered in the evaluation by the Board. In addition, the Board considered the CCO’s view that the allocation methodologies used by Federated Hermes in estimating profitability for purposes of reporting to the Board in connection with the continuation of the Contract are consistent with the methodologies previously reviewed by an independent consultant. The Board noted that the independent consultant had previously conducted a review of the allocation methodologies and reported that, although there is no single best method to allocate expenses, the methodologies used by Federated Hermes are reasonable.
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The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
The Board received and considered information about the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated Hermes has made significant and long-term investments in areas that support all of the Federated Hermes Funds, such as personnel and processes for the portfolio management (including market data on which portfolio managers make investment decisions), trading operations, issuer engagement (including with respect to ESG matters), shareholder services, compliance, business continuity, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and use of data. The Board noted that Federated Hermes’ investments in these areas are extensive and are designed to provide enhanced services to the Federated Hermes Funds and their shareholders. The Board considered that the benefits of these investments (as well as the benefits of any economies of scale, should they exist) are likely to be shared with the family of Federated Hermes Funds as a whole. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses for the Federated Hermes Funds and that such waivers and reimbursements are another means for potential economies of scale to be shared with shareholders and can provide protection from an increase in expenses if a Federated Hermes Fund’s assets decline. The Board also considered reports on adviser-paid fees (commonly referred to as “revenue sharing”) that were provided to the Board throughout the year and in connection with the May Meetings. The Board considered the beliefs of Federated Hermes and the CCO that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fees as a fund attains a certain size.
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Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Directors, unanimously voted to approve the continuation of the Contract. The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contract reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to approve the continuation of the existing arrangement.
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Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes World Investment Series, Inc. (the “Corporation”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes International Small-Mid Company Fund (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Directors of the Corporation (the “Board”) has approved the designation of the Fund’s investment adviser as the administrator for the Program with respect to the Fund (the “Administrator”). Each affiliated Federated Hermes advisory subsidiary (including the Fund’s investment adviser) that serves as investment adviser to a Federated Hermes Fund (including the Fund) has been approved as the administrator of the Program with respect to each Federated Hermes Fund that is managed by such advisory subsidiary (collectively, the “Administrator”). The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2021, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2020 through March 31, 2021 (the “Period”). The Report addressed the operation of the
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Program and assessed its adequacy and effectiveness, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund and each Federated Hermes Fund’s access to other available funding sources such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind and committed lines of credit. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
■ confirmation that the Fund did not utilize alternative funding sources during the Period;
■ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
■ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments and the results of an evaluation of the services performed by the vendor in support of this process;
■ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
■ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period and the procedures for monitoring this limit; and
■ liquidity events during the Period, including the impact on liquidity caused by extended non-U.S. market closures and the March-April 2020 market conditions, and the fact that there were no specific liquidity events during the Period that materially affected the Fund’s liquidity risk.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes International Small-Mid Company Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31428U748
CUSIP 31428U722
CUSIP 31428U631
G01968-01 (1/22)
© 2022 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2021 – $100,700

Fiscal year ended 2020 - $100,700

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2021 - $0

Fiscal year ended 2020 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2021 - $3,813

Fiscal year ended 2020 - $0

Fiscal year ended 2021- International tax advice with respect to exchange of American Depositary Receipt.

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2021 - $0

Fiscal year ended 2020 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $51,020 and $48,613 respectively. Fiscal year ended 2021- Service fees for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2020- Service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval authority to its chairman (the “Chairman”) for services that do not exceed a specified dollar threshold. The Chairman or Chief Audit Executive will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; with limited exception, all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the RIC’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide tax services to the RIC such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain tax services; with limited exception, all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of permissible services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	With respect to such services rendered to the Funds, the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided; and,

(2)	With respect to such services rendered to the Fund’s investment adviser ( the “Adviser”)and any entity controlling, controlled by to under common control with the Adviser such as affiliated non-U.S. and U.S. funds not under the Audit Committee’s purview and which do not fall within a category of service which has been determined by the Audit Committee not to have a direct impact on the operations or financial reporting of the RIC, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the RIC’s auditor by the RIC, its Adviser and any entity controlling, controlled by, or under common control with the Adviser during the fiscal year in which the services are provided; and

(3)	Such services were not recognized by the issuer or RIC at the time of the engagement to be non-audit services; and

(4)	Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services which qualify for pre-approval and which it believes are routine and recurring services, and would not impair the independence of the auditor.

The Securities and Exchange Commission’s (the “SEC”) rules and relevant guidance should be consulted to determine the precise definitions of these services and applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Accounting Officer and/or the Chief Audit Executive of Federated Hermes, Inc., only after those individuals have determined that the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2021 – 0%

Fiscal year ended 2020 - 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2021 – 0%

Fiscal year ended 2020 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2021 – 0%

Fiscal year ended 2020 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s Adviser, and certain entities controlling, controlled by or under common control with the Adviser:

Fiscal year ended 2021 - $92,311

Fiscal year ended 2020 - $90,160

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Hermes World Investment Series, Inc.

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 24, 2022

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 24, 2022